united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders.

Annual Report

December 31, 2023

TOPS® Aggressive Growth ETF Portfolio

TOPS® Balanced ETF Portfolio

TOPS® Conservative ETF Portfolio

TOPS® Growth ETF Portfolio

TOPS® Moderate Growth ETF Portfolio

TOPS® Managed Risk Balanced ETF Portfolio

TOPS® Managed Risk Growth ETF Portfolio

TOPS® Managed Risk Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

End of Year 2023 Market Commentary

The Bulls overcame the Bears in the 4th Quarter to Deliver Strong 2023 Results

In a Fall commentary, we forecasted the 4th quarter “promises to be an eventful 4th quarter”. This prognostication proved true. A third quarter pullback in markets spilled over to a bearish result in October as well. However, the bulls took over starting October 27th and the market rallied through year end to finish with strong 2023 results. The year started with a banking crisis, which markets largely took in stride. As the year developed, major factors included geopolitical concerns (mainly Russia/Ukraine, Israel/Palestine, and China/Taiwan), persistent inflation, and higher interest rates driven by the Federal Reserve. With all TOPS portfolios experiencing returns well into positive territory, it was an above-average year and a welcome recovery from the 2022 pullback across markets.

The recession many feared in 2023 never materialized. Yet the risk of recession is not totally behind us for 2024. The Federal Reserve of New York’s Probability of Recession within the next 12 months sits at 62.94%, down from estimates earlier in 2023 of over 70%, but up from a low of 46.11% on October 31, 2023. We will talk about the return opportunity below; however, only time will tell if we do see a recession in ’24 and the effect it could have on markets. Important to note, a mild recession does not necessarily mean doom for markets for the year overall.

Regardless of how markets perform in ’24, it promises to be entertaining. CNBC recently reported that over half of the world’s population will cast a vote in a major election this year. It goes without saying that our own Presidential election will garner considerable interest. The election will surely dominate media, if it ever really slowed down since the last election.

With all these distractions, we remain focused on delivering appropriate risk-adjusted returns to our investors. We have started our third decade of managing portfolios on a strong note, and in this report we will examine why we remain optimistic in the long term as well.

After discussing Q4 2023 financial market results, we will address three general themes important to TOPS portfolio returns and strategies:

1)	Inflation Softening Opens the Door to a Rally

2)	The Federal Reserve Pivots in December

3)	Dissecting the Return Opportunity Ahead

Fourth Quarter and Year-To-Date Markets Review

Most equity indexes saw positive returns in the fourth quarter. Value stocks (S&P 500 Value) outperformed growth stocks (S&P 500 Growth), returning +13.6% and +10.1%, respectively. Small cap (S&P 600, +15.1%) outperformed midcap (S&P 400, 11.7%). Developed international (MSCI EAFE) returned +10.4%, outpacing emerging markets (MSCI Emerging Markets), which returned +7.9%. Real estate (MSCI World Real Estate, -18.1%) was up in the fourth quarter, while natural resources (S&P GSSI NA Natural Resources, -1.2%) was the only equity that saw negative returns.

After a strong finish to the year in the fourth quarter, equities finished the year with positive returns. Growth stocks (S&P 500 Growth) outperformed value stocks (S&P 500 Value), returning +30.0% and +22.2%, respectively. Midcap (S&P 400, +16.4%) slightly outperformed small cap equities (S&P 600, +16.1%). Developed international (MSCI EAFE) returned +18.2% and outpaced emerging markets (MSCI Emerging Markets) for the year, which returned +9.8%. Real estate (MSCI World Real Estate) was up +10.1%, while natural resources (S&P GSSI NA Natural Resources) are the laggard for the year, but still positive, up +3.7%.

Fixed income also had positive fourth quarter returns. The Bloomberg US TIPS Index has a +4.7% return, while the Bloomberg US Aggregate Bond Index was up +6.8% for the quarter. Credit (ICE BofA US Corporate Index, +7.9%) outperformed government (ICE BofA US Treasury Index, +5.7%). In the fourth quarter, investment grade corporates (iBoxx USD Liquid Investment Grade Index, +9.9%), high yield (Solactive USD High Yield Corporates, +7.1%), and international bond indexes (Bloomberg Global Aggregate ex-USD, +6.4%) were all positive. The 10-year US Treasury yield decreased from 4.59% to 3.88% in the fourth quarter.

For the year, Bloomberg US Aggregate Bond Index returned +5.5%, outpacing the Bloomberg US TIPS Index, which returned +3.9%. Credit (ICE BofA US Corporate Index, +8.4%) outperformed government (ICE BofA US Treasury Index, 3.9%) for the year. High yield (Solactive USD High Yield Corporates, +13.1%), investment grade corporates (iBoxx USD Liquid Investment Grade Index, +9.4%), and international bond indexes (Bloomberg Global Aggregate ex-USD, +8.7%) were all positive this year.

Inflation Softening Opens the Door to a Rally

We have written quite a bit this year about conflicting factors affecting markets. As factors shifted in the 4th quarter, markets rallied through year end. In the coming sections we will review some of these in detail, including the recent stance of the Federal Reserve and what market inputs foretell for 2024. None of this would be possible, however, without a recent softening in inflation as a dominant factor relieving market stress.

The Fed’s preferred inflationary measure is the Personal Consumption Expenditures Deflator (PCED). According to Yardeni Research, “the headline PCED inflation rate peaked at 7.1% y/y during June 2022. By December 2022, it was down to 5.4%. It fell below 3.0% to 2.6% (ahead of schedule) during November of this year.” Anyone who knew that information ahead of time would have been able to reap unending profits. However, throughout the ongoing inflationary cycle, no one knew for sure how persistent inflation would be or how much artillery the Fed was going to be willing to (or required to) deploy.

As it turned out, the Fed did unleash a significant quantitative tightening package over the last two years. Fortunately for investors, two key things happened though. First, recent signs show inflation is actually subsiding. So, the medicine worked. Second, it appears the collateral damage of the medicine (quantitative tightening) is relatively contained. Those factors, along with a building story that the Fed will have a chance to ring the victory bell in 2024 as they lower rates amidst a soft-landing inflationary environment, proved to be the recipe for an old-fashioned rally. Now that stocks have rallied, it is important to look ahead and ask, “what next?” We will do that in the following sections.

The Federal Reserve Pivots in December

We have been following the Federal Reserve’s ongoing battle with inflation since they started to raise their Fed Funds Rate target in March of 2022, and we have consistently highlighted the meaningful impact Fed positioning has had on stocks and bonds. Throughout much of the year, we have been on a Fed tightening plan, where the Federal Reserve has raised rates about another 1%, on top of the increases of over 4% in 2022.

While 2022 was a story of clear weakness in stocks and bonds amidst marked rate increases and little sign of an end in sight, 2023 has been a year of consistent speculation regarding when the Federal Reserve will “pause” or “decrease” rates. As intuition may lead you to surmise, markets were hoping for at least a pause and dreaming of a decrease in 2023. Well, we got our pause in 2023, as July 2023 was the last increase the Fed has made, to a rate target of the current 5.5%.

Driving the year-end rally we experienced in stocks and bonds, in late October market sentiment started to shift towards expectations of coming rate decreases by the Fed. A combination of bond markets, consensus analysts and eventually dovish comments by the Fed in December, provided the architecture necessary for markets to build a positive momentum story. November returns were tremendous, with U.S. large cap, mid-cap, small cap, and international stocks all gaining about 9% for the month. December was a strong month as well, with small caps gaining an astounding nearly 13%, followed closely by mid-caps adding another nearly 9%.

Where does the Fed go from here? Well, markets have priced in a rosy picture. While the Fed is predicting about three rate decreases in 2024, markets have built in as many as six rate cuts (CBSnews Moneywatch– January 5, 2024). The Fed’s predictions have historically been relatively inaccurate though, and markets often get ahead of things. As leading indicators, stock and bond markets have generally had a mixed record of being on the leading or bleeding edge.

We would caution investors from taking big bets on either the Fed’s or market’s (bond or stock) indications. We agree the data does point towards likely rate decreases in 2024; however, the Fed has repeatedly reminded us they are data dependent. Likewise, they tend to be more reliant on historical data. Similarly, we believe Chair Powell is more concerned about decreasing too early and inflation returning than he is about staying in a pause and causing a mild economic slowdown. We have covered this reasoning in previous messages.

On the bond side of our portfolios, we placed some trades towards the end of 2023 for four of our more conservative portfolios to begin a shift away from a defensive interest rate risk position. However, we remain relatively defensive, as we don’t feel the marginal reward opportunity outweighs the risk to fully normalize our interest rate standing towards our long-term target yet. Fortunately, with short term rates remaining elevated for now, we are earning a nice yield in our current portfolios and still stand to benefit to some degree from potential rate decreases, even if they occur at the short end of the yield curve.

On the equity side, our assumptions are that the rate environment will be friendlier overall to stocks in the short and intermediate term than we have experienced over the last two years. It is unlikely for interest rates to return to pre-pandemic rates, where low rates were a significant contributor to growth stock outperformance. However, things should be more friendly to stocks than the rate rise environment of much of the last two years.

Dissecting the Return Opportunity Going Forward

While we are consistently tracking performance, which enables us to review things through the rearview mirror, our focus remains on looking through the windshield. What is done is done, and the value we can add for our investors now lies in our decisions going forward. Mark Twain once said, “history does not repeat itself, but it rhymes.” We would not argue with Mr. Twain that many things are likely to rhyme, as our review of past markets is a valuable input in our decision-making process. However, as we look ahead to markets in the next 3-10 years, we feel some of the major recent themes are unlikely to repeat themselves in the same manner. We can look at this from the viewpoint of bonds first, then stocks.

Three years ago, the 10-year U.S. Treasury yield was about 1%. This point was near the bottom of a long downward trend in rates from nearly 16% in 1981. As a reminder, when yields fall, bond prices for existing bonds rise. Therefore, bond holders were able to enjoy relatively favorable bond returns for over two decades. However, as rates fell below 3% in 2011, new bond buyers were unable to repurchase bonds at attractive rates. As yields fell further to 1%, the benefits for existing bondholders continued to fall off and bond investors were largely left with a relatively dismal bond investing opportunity. Not only were bondholders receiving low rates of interest during this period, but they also risked losing value if/when bond yields eventually rose again.

Fortunately for our investors, we recognized the risk of potentially higher yields. To protect our investors from risk of significant loss, we reduced our interest rate risk by shortening the duration (a measure of interest rate risk heavily driven by maturity of the bond), diversifying heavily, and utilizing unique tools like TIPS bonds and floating rate bonds, which proved to add value when rates eventually did rise. This strategy worked remarkably, turning out to be the largest outperformance vs. the U.S. Aggregate Bond index we have had in TOPS since inception.

Looking forward, the bond market promises a different experience. The 10-Year U.S. Treasury currently yields a respectable 4%. At 4%, investors are receiving a decent yield. Likewise, there is generally less risk of severe rate increases when the 10 year is at 4% than when it is at 1% (there’s simply 3% less rates can mathematically go up). We feel the current environment provides a brighter picture than we were able to paint three years ago. Even if we see the Federal Reserve cut short term rates, the current yield curve still provides much more opportunity than the last cycle. We feel prepared to continue to balance risk and reward for our investors in the coming years, with more juice to work with in the oranges.

The equity side of the equation is equally different. We are coming off a very strong year for stocks, and another year of leadership from the MegaCap-8 largest stocks in the S&P 500 (Alphabet, Amazon, Apple, Meta, Microsoft, Netflix, Nvidia, and Tesla). According to Yardeni Research, the MegaCap-8 advanced 75.2% over the course of 2023, outpacing the 24.2% gain logged by the S&P 500. This strong performance has many asking, has the MegaCap-8 risen too far, too fast? Well, the +75.2% return of 2023 was largely a recovery from the 41.1% loss of the M8 in 2022 to finish +1.7% over the two-year period. Yardeni highlights that the M8’s total market capitalization is almost exactly where it was at the beginning of 2022, a two-year period where forward earnings have increased +23%.

Are the MegaCap-8 overvalued now? Well, the 27.9 forward P/E for the M8 does exceed the 19.5 for the S&P 500. And the forward P/E for the M8 has actually fallen 13.6% from 32.3 in January 2022. Despite the fact that revenue and earnings for the M8 companies are growing faster than the S&P 500 overall, the forward P/E for the S&P 500 (excluding the M8 stocks) has only fallen 7.3% in the last two years from 19.1 to 17.7. (Yardeni: Forward P/E” refers to the multiple calculated using forward earnings. “Forward earnings” is the time-weighted average of analysts’ earnings estimates for the current and following years.)

Admittedly, there is some risk in providing data on any subset group of stocks. Nvidia is a chipmaker who was up +238.9% in 2023 and finished up +68.4% annualized for the last 2 years. Netflix is a media provider who was up +65.1% in 2023, but down -19.2% over the last 2 years. The returns for the S&P 500 in the last one and two years were +24.2% and +0.1% respectively (Yardeni). As we look at the story of the M8 and the S&P 500, trying to extrapolate out what lies ahead, we can see why the picture is not so clear. It is not a clear story of multiple expansion that will revert or earnings growth that cannot repeat. Likewise, as we have posited before, if these are some of the greatest companies in the history of the world, shouldn’t they be trading at higher multiples than the average S&P 500 stock? That would make sense.

So, we do not have the answer to whether the M8 will continue to lead the S&P 500, and the world, higher in 2024 (or beyond). If we look at the S&P 500 overall, the numbers do portend repeating the abnormally strong performance it has had over the past 10 years would be very difficult. Jordan Brooks, co-head of the macro strategies group at AQR Capital Management recently did some important S&P 500 math. Here is an excerpt regarding Brooks’ research from Chief Investment Officer (December 2023): “According to Brooks’ findings, over the past decade the excess-of-cash return on the S&P 500 averaged 11.9% per year. This puts the past decade well above the 90th percentile of rolling 10-year performance across global developed equity markets since 1950. The risk-adjusted return, or Sharpe ratio, of the market over this period, Brooks writes, was 0.82—nearly double the postwar average for global developed equity markets.” Further, “Over a longer horizon, what matters is the income you get from dividend yield as well as how much firms grow earnings by, and ultimately the valuation investors are willing to place on those earnings. If you expect stocks to outperform cash by 12% over the next 10 years, you would need a combination of real earnings growth on par with the best-ever decade, and you’d need to see P/E [price-earnings] ratios well above the tech bubble. Monetary policy doesn’t change that equation.”

The main point is it would be really hard for the S&P 500 to repeat the experience of the last ten years over the next decade. Not impossible, but unlikely. Does this mean 2024 will be a dud for the S&P 500? Not necessarily. As we have often highlighted, valuations are historically a leading predictor of long-term relative returns, but a poor predictor of short-term returns. Momentum can be a strong factor and there is a lot of momentum for the economy and stocks coming out of 2023. Dr. Jeremy Seigel thinks we could see returns of 8-10% for the S&P 500 in 2024 (according to 1/2/2024 CNBC interview). However, this is where we get to the main point of our story. Dr. Siegel also highlighted that the P/E ratio of the Russell 1000 Growth is nearly double that of the Russell 1000 Value. Given this historically wide dispersion, he feels value stocks could see 15% in 2024.

Like Dr. Seigel, we feel the moral to the story is there may be more opportunity in many of the other major asset classes, as opposed to the S&P 500. Research we run through Bloomberg shows the S&P 600 small cap index is trading in the 29th percentile for Forward P/E ratios, compared to the monthly values going back each month to July 2005. The S&P 500 Growth index is in the 93rd percentile. International stocks, represented by the MSCI EAFE index, are similarly more attractive, trading near the 50th percentile. Emerging markets appear toward the 80th percentile, yet we place less reliance on the notoriously difficult to predict Forward Earnings for EM. Small caps look much more attractive than large caps, based on valuations alone.

We thought it was important to share this “science” with our investors. The most important science of investing is simply that the main driver of growth is compounding though, not stock picking or market timing. Investing is both an “art” and a “science” though. As Morgan Housel recently highlighted in his tremendous book Same as Ever, “If you’ve relied on data and logic alone to make sense of the economy, you’d have been confused for 100 years straight.” It’s important, as professional investors, for us to apply the “art” we have learned in managing portfolios across multiple decades.

Lastly, we plan to continue to control risk in our portfolios, as we prepare for what we call “Z factors.” These are surprise events that will inevitably occur. Just like no one predicted the pandemic and few expected Russia to invade Ukraine so aggressively. Investor Jim Grant, who at one point nearly became the Fed Chair, put it this way in warning investors from putting too much emphasis on the science:

“To suppose that the value of a common stock is determined purely by a corporation’s earnings discounted by the relevant interest rates and adjusted for the marginal tax rate is to forget that people have burned witches, gone to war on a whim, risen to the defense of Joseph Stalin and believed Orson Wells when he told them over the radio that the Martians had landed.”

We are very likely to encounter Z factors and we can be almost assured investors will act irrationally. The famous economist John Maynard Keynes said, “the market can stay irrational longer than you can stay solvent.” What we have done and strive to continue to do is steer our investors through this maze of numbers, predictions, surprises, victories, and failures towards appropriate long-term results by using both science and art in our strategies.

TOPS Portfolio Strategies

The TOPS portfolios are managed through a disciplined, proven, strategic allocation process. As our investors are aware, this process is implemented primarily using index-based exchange traded funds (ETFs). Indexes have historically outperformed most actively managed mutual funds strategies. According to the most recent S&P Index vs. Active Mid-Year 2023 report (SPIVA), 93.1% of active funds have lost to the S&P 1500 index over the past 20 years on an absolute basis and 97.4% have lost on a risk-adjusted basis (risk-adjusted results account for volatility of the investment). We believe that this research continues to support our premise to utilize index-based ETFs to implement our risk adjusted strategies. In other words, when we decided over 20 years ago to start investing in ETFs, we chose the solution which has been successful over 97% of the time in the last 20 years (other asset classes vary, but nearly all are over 90%), as opposed to the preeminent choice at the time of traditional actively managed mutual funds (which ended up with nearly all of those choices losing). We could not be more pleased that we turned out to be correct in this regard. This decision has benefited our investors and helped us to continue to grow as one of the longest running and largest independent ETF portfolio strategists in the country. Our portfolio management team has direct responsibilities of approximately $7 billion in assets now, and oversight responsibilities of approximately $9 billion in total.

As we look forward, we don’t see any reason to expect these numbers to shift direction. We continue to be proponents of index-based ETFs for their many merits, including index tracking, liquidity, transparency, tax efficiency and relatively low cost. We are, however, focused on the risk adjusted nuance of index investing. Likewise, we believe our approach of diversified index portfolios provides a better risk adjusted opportunity going forward than the simplest broad indexes alone.

According to AllianceBernstein, the largest 7 stocks (often called the “Magnificent 7”) now make up 28% of the broad Russell 1000 index and 19% of the broad MSCI World index. As such, the incredible success of these stocks has resulted in these broad indexes becoming more weighted towards larger market cap, heavier concentration, more growth orientation, and more U.S. weighting. In other words, the decision to purchase these simple broad-based indexes alone is a much different choice now than it was 10 years ago.

In our process, we place a significant amount of effort on balancing the risk of our allocations by further diversifying our portfolios into value and growth, small and mid, and various international and other asset classes. Also, we utilize our proven system of ranges and targets to adjust our exposure to each sub asset class based on thousands of variables we monitor through various research strategies we employ. We believe this system provides our investors not only with a better risk-adjusted return opportunity, but, given valuations, it may provide a better absolute return opportunity than simple broad based global indexes (such as MSCI World).

As an example, in only the first trading day of 2024, value stocks outperformed growth stocks by over 2%. We have a lot more trading days left, but we are continuing to see opportunity in our style of investing. Now in our third decade of managing client portfolios, with consistent staff over that time, we are likely to lean heavily on our experience in 2024. Thank you for your continued trust in us to manage your assets.

Managed Risk Strategy Comments

In 2023, despite investors’ fears of a recession, resilient corporate earnings and an apparent end to the Federal Reserves’ interest rate hikes led stocks to a strong rally. Uncertainty took over on several occasions throughout the year as a mix of concerns over the Fed’s policy, inflation, and potential softness in the job market took center stage. As the funds endeavored to limit their volatility through these episodes, they implemented short futures positions to protect against further downside. However, as equity markets went on to swift recoveries in each of these instances, the defensive positioning resulted in a net cost to the funds, predominantly concentrated in Q1 of 2023 and Q4 of 2023.

The funds started the year with considerable equity hedge positions in place, as a response to the heightened market volatility from 2022. In mid-March, the Federal Reserve reiterated its commitment to aggressive tightening of monetary policy if needed. This indication, although consistent with previous Fed comments, triggered fears of an economic slowdown, causing markets to drop and market volatility to spike notably. The funds responded to the increase in volatility by placing additional short futures positions to reduce equity exposure. However, the temporary panic dissipated as markets recovered quickly from the Federal Reserve news and increased rapidly. Due to the defensive positioning of the funds, they did not fully participate in the rally.

After a relatively quiet upward trending Q2 and Q3, in late October, a series of economic data releases showed weaker-than-expected consumer spending and job growth. Combined with lingering concerns about inflation, these reports led to renewed fears of an economic slowdown, prompting a spike in volatility. The funds added hedge positions to reduce equity exposure as volatility increased. The markets soon rallied though, in response to the release of major tech company earnings reports surpassing expectations. As the funds were positioned defensively, they did not fully participate in the swift market rally. Thanks to the improving market conditions, the funds gradually took off their short futures positions throughout November and ended the year with maximum equity allocations.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Bloomberg Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Bloomberg Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Bloomberg Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Bloomberg Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Bloomberg Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

3107-NLD-01/26/2024

TOPS® Aggressive Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Aggressive Growth ETF Portfolio
Class 1	17.77%	10.83%	7.69%	7.85%	N/A	N/A
Class 2	17.37%	10.55%	7.42%	7.61%	N/A	N/A
Investor Class	17.10%	10.27%	N/A	N/A	7.38%	N/A
Service Class	17.37%	N/A	N/A	N/A	N/A	7.89%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	12.66%	12.18%	12.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.29%, 0.54%, 0.79%, and 0.59%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Equity	98.0%
Short-Term Investments	3.5%
Liabilities in Excess of Other Assets	(1.5%)
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Balanced ETF Portfolio
Class 1	11.75%	6.67%	4.87%	5.13%	N/A	N/A
Class 2	11.39%	6.39%	4.51%	4.80%	N/A	N/A
Investor Class	11.17%	6.15%	N/A	N/A	4.51%	N/A
Service Class	11.32%	N/A	N/A	N/A	N/A	4.82%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	12.66%	12.18%	12.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.30%, 0.55%, 0.80%, and 0.60%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Equity	50.1%
Exchange-Traded Funds - Fixed Income	48.1%
Short-Term Investments	3.0%
Liabilities in Excess of Other Assets	(1.2%)
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Conservative ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Conservative ETF Portfolio
Class 1	9.48%	5.11%	3.64%	3.98%	N/A	N/A
Class 2	9.19%	4.84%	3.37%	3.72%	N/A	N/A
Investor Class	8.96%	4.57%	N/A	N/A	3.49%	N/A
Service Class	9.19%	N/A	N/A	N/A	N/A	3.80%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	12.66%	12.18%	12.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.33%, 0.58%, 0.83%, and 0.63%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Fixed Income	68.0%
Exchange-Traded Funds - Equity	29.9%
Short-Term Investments	2.4%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Growth ETF Portfolio
Class 1	16.41%	9.75%	6.81%	7.76%	N/A	N/A
Class 2	16.09%	9.48%	6.54%	7.46%	N/A	N/A
Investor Class	15.81%	9.20%	N/A	N/A	6.62%	N/A
Service Class	16.09%	N/A	N/A	N/A	N/A	7.15%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	12.66%	12.18%	12.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.30%, 0.55%, 0.80%, and 0.60%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Equity	84.8%
Exchange-Traded Funds - Fixed Income	13.0%
Short-Term Investments	3.0%
Liabilities in Excess of Other Assets	(0.8%)
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Moderate Growth ETF Portfolio
Class 1	13.81%	8.23%	5.86%	6.07%	N/A	N/A
Class 2	13.47%	7.96%	5.58%	5.80%	N/A	N/A
Investor Class	13.21%	7.68%	N/A	N/A	5.62%	N/A
Service Class	13.36%	N/A	N/A	N/A	N/A	5.99%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	12.66%	12.18%	12.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.30%, 0.55%, 0.80% and 0.60%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Equity	64.9%
Exchange-Traded Funds - Fixed Income	33.0%
Short-Term Investments	3.4%
Liabilities in Excess of Other Assets	(1.3%)
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

				Performance Since	Performance Since	Since
	One	Five	Ten	Inception	Inception	Inception
	Year	Year	Year	(6/9/11)**	(5/1/12)***	(7/22/15)****
Managed Risk Balanced ETF Portfolio
Class 1	9.49%	5.08%	3.50%	4.02%	N/A	N/A
Class 2	9.02%	4.83%	3.24%	3.77%	N/A	N/A
Class 3	9.16%	4.72%	3.14%	N/A	3.68%	N/A
Class 4	8.63%	4.46%	2.88%	N/A	3.32%	N/A
Investor Class	8.52%	4.42%	N/A	N/A	N/A	3.06%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	13.16%	13.21%	12.18%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.51%, 0.76%, 0.86%, 1.11%, and 1.01% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was June 9, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Equity	45.0%
Exchange-Traded Funds - Fixed Income	43.2%
Short-Term Investments	21.7%
Liabilities in Excess of Other Assets	(9.9%)
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

				Performance Since	Performance Since	Since
	One	Five	Ten	Inception	Inception	Inception
	Year	Year	Year	(4/26/11)**	(5/1/12)***	(7/22/15)****
Managed Risk Growth ETF Portfolio
Class 1	11.36%	6.11%	3.58%	4.23%	N/A	N/A
Class 2	11.14%	5.86%	3.33%	3.98%	N/A	N/A
Class 3	11.00%	5.76%	3.22%	N/A	4.28%	N/A
Class 4	10.71%	5.51%	2.98%	N/A	4.12%	N/A
Investor Class	10.61%	5.51%	N/A	N/A	N/A	3.57%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	12.66%	13.21%	12.18%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.49%, 0.74%, 0.84%, 1.09%, and 0.99% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Equity	76.5%
Exchange-Traded Funds - Fixed Income	11.7%
Short-Term Investments	11.8%
Other Assets in Excess of Liabilities	0.0%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

				Performance Since	Performance Since	Since
	One	Five	Ten	Inception	Inception	Inception
	Year	Year	Year	(6/9/11)**	(5/1/12)***	(7/22/15)****
Managed Risk Moderate Growth ETF Portfolio
Class 1	10.62%	5.77%	3.79%	4.54%	N/A	N/A
Class 2	10.33%	5.51%	3.52%	4.30%	N/A	N/A
Class 3	10.23%	5.41%	3.42%	N/A	4.21%	N/A
Class 4	10.04%	5.14%	3.17%	N/A	3.98%	N/A
Investor Class	6.24%	4.49%	N/A	N/A	N/A	3.06%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	13.16%	13.21%	12.18%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio share as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.50%, 0.75%, 0.85%, 1.10%, and 1.00% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was June 9, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Equity	58.5%
Exchange-Traded Funds - Fixed Income	29.7%
Short-Term Investments	14.9%
Liabilities in Excess of Other Assets	(3.1%)
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Aggressive Growth ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.0%
	EQUITY - 98.0%
136,485	FlexShares Global Upstream Natural Resources Index Fund	$5,589,061
231,722	iShares Global REIT ETF	5,603,038
76,227	iShares MSCI Emerging Markets ex China ETF	4,223,738
400,217	SPDR Portfolio S&P 400 Mid Cap ETF(a)	19,498,572
86,151	SPDR Portfolio S&P 500 Growth ETF	5,604,984
120,541	SPDR Portfolio S&P 500 Value ETF	5,620,827
394,623	SPDR Portfolio S&P 600 Small Cap ETF(a)	16,645,198
528,208	Vanguard FTSE Developed Markets ETF	25,301,163
241,605	Vanguard FTSE Emerging Markets ETF	9,929,966
80,297	Vanguard S&P 500 ETF	35,073,730
147,189	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	4,250,818
		137,341,095

	TOTAL EXCHANGE-TRADED FUNDS (Cost $122,920,501)	137,341,095

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.5%
	COLLATERAL FOR SECURITIES LOANED - 0.9%
1,248,503	Federated Hermes Government Obligations Fund, Institutional Class, 5.28% (Cost $1,248,503)(b)	1,248,503

	MONEY MARKET FUNDS - 2.6%
3,654,672	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $3,654,672)(b)	3,654,672

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,903,175)	4,903,175

	TOTAL INVESTMENTS - 101.5% (Cost $127,823,676)	$142,244,270
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%	(2,091,182)
	NET ASSETS - 100.0%	$140,153,088

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $1,221,150 at December 31, 2023. The loaned securities were secured with cash collateral of $1,248,503. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.2%
	EQUITY - 50.1%
73,010	FlexShares Global Upstream Natural Resources Index Fund	$2,989,760
164,181	iShares Global REIT ETF	3,969,897
18,029	iShares MSCI Emerging Markets ex China ETF	998,987
101,508	SPDR Portfolio S&P 400 Mid Cap ETF	4,945,470
30,565	SPDR Portfolio S&P 500 Growth ETF	1,988,559
149,688	SPDR Portfolio S&P 500 Value ETF	6,979,951
116,942	SPDR Portfolio S&P 600 Small Cap ETF	4,932,614
187,774	Vanguard FTSE Developed Markets ETF	8,994,374
73,483	Vanguard FTSE Emerging Markets ETF	3,020,151
20,541	Vanguard S&P 500 ETF	8,972,308
69,631	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	2,010,943
		49,803,014
	FIXED INCOME - 48.1%
71,995	iShares iBoxx $ Investment Grade Corporate Bond ETF	7,966,967
65,354	SPDR Bloomberg Investment Grade Floating Rate ETF	1,999,179
234,746	SPDR Portfolio Short Term Corporate Bond ETF	6,990,736
118,271	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,998,170
50,313	Vanguard Intermediate-Term Treasury ETF	2,984,567
42,846	Vanguard Mortgage-Backed Securities ETF	1,986,341
252,652	Vanguard Short-Term Inflation-Protected Securities ETF	11,998,442
102,711	Vanguard Short-Term Treasury ETF	5,991,133
20,079	Vanguard Total International Bond ETF(a)	991,200
112,115	Xtrackers USD High Yield Corporate Bond ETF(a)	3,985,688
		47,892,423

	TOTAL EXCHANGE-TRADED FUNDS (Cost $93,926,358)	97,695,437

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.0%
	COLLATERAL FOR SECURITIES LOANED - 0.0% (b)
30,457	Federated Hermes Government Obligations Fund, Institutional Class, 5.28% (Cost $30,457)(c)	30,457

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio
Schedule of Investments (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.0% (Continued)
	MONEY MARKET FUNDS - 3.0%
2,977,453	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $2,977,453)(c)	$2,977,453

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,007,910)	3,007,910

	TOTAL INVESTMENTS - 101.2% (Cost $96,934,268)	$100,703,347
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%	(1,181,643)
	NET ASSETS - 100.0%	$99,521,704

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $3,639,747 at December 31, 2023. The loaned securities were secured with cash collateral of $30,457 and non-cash collateral of $3,685,364. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Percentage rounds to less than 0.1%

(c)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.9%
	EQUITY - 29.9%
15,862	FlexShares Global Upstream Natural Resources Index Fund	$649,549
13,694	iShares Global REIT ETF	331,121
6,050	iShares MSCI Emerging Markets ex China ETF	335,231
27,140	SPDR Portfolio S&P 400 Mid Cap ETF	1,322,261
10,181	SPDR Portfolio S&P 500 Growth ETF	662,376
28,327	SPDR Portfolio S&P 500 Value ETF	1,320,888
15,722	SPDR Portfolio S&P 600 Small Cap ETF	663,154
41,528	Vanguard FTSE Developed Markets ETF	1,989,191
8,001	Vanguard FTSE Emerging Markets ETF	328,841
4,534	Vanguard S&P 500 ETF	1,980,451
11,332	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	327,268
		9,910,331
	FIXED INCOME - 68.0%
20,964	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,319,876
26,364	JP Morgan Ultra-Short Income ETF	1,324,264
32,656	SPDR Bloomberg Investment Grade Floating Rate ETF	998,947
134,051	SPDR Portfolio Short Term Corporate Bond ETF	3,992,039
26,167	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	663,333
27,870	Vanguard Intermediate-Term Treasury ETF	1,653,248
14,272	Vanguard Mortgage-Backed Securities ETF	661,650
111,888	Vanguard Short-Term Inflation-Protected Securities ETF	5,313,561
51,321	Vanguard Short-Term Treasury ETF	2,993,554
26,679	Vanguard Total International Bond ETF	1,317,009
37,023	Xtrackers USD High Yield Corporate Bond ETF(a)	1,316,168
		22,553,649

	TOTAL EXCHANGE-TRADED FUNDS (Cost $32,639,172)	32,463,980

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio
Schedule of Investments (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.4%
	MONEY MARKET FUNDS - 2.4%
786,554	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $786,554)(b)	$786,554

	TOTAL INVESTMENTS - 100.3% (Cost $33,425,726)	$33,250,534
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(86,462)
	NET ASSETS - 100.0%	$33,164,072

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $406,410 at December 31, 2023. The loaned securities were secured with non-cash collateral of $414,925. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.8%
	EQUITY - 84.8%
147,989	FlexShares Global Upstream Natural Resources Index Fund(a)	$6,060,150
251,020	iShares Global REIT ETF	6,069,664
55,049	iShares MSCI Emerging Markets ex China ETF	3,050,265
340,625	SPDR Portfolio S&P 400 Mid Cap ETF	16,595,250
116,656	SPDR Portfolio S&P 500 Growth ETF	7,589,639
163,225	SPDR Portfolio S&P 500 Value ETF	7,611,182
284,836	SPDR Portfolio S&P 600 Small Cap ETF	12,014,382
540,325	Vanguard FTSE Developed Markets ETF	25,881,568
186,953	Vanguard FTSE Emerging Markets ETF	7,683,768
73,065	Vanguard S&P 500 ETF	31,914,792
159,441	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	4,604,656
		129,075,316
	FIXED INCOME - 13.0%
27,365	iShares iBoxx $ Investment Grade Corporate Bond ETF	3,028,211
119,934	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	3,040,327
32,705	Vanguard Mortgage-Backed Securities ETF	1,516,204
96,150	Vanguard Short-Term Inflation-Protected Securities ETF	4,566,163
52,267	Vanguard Short-Term Treasury ETF	3,048,734
127,796	Xtrackers USD High Yield Corporate Bond ETF(a)	4,543,148
		19,742,787

	TOTAL EXCHANGE-TRADED FUNDS (Cost $132,594,918)	148,818,103

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.0%
	COLLATERAL FOR SECURITIES LOANED - 0.3%
403,201	Federated Hermes Government Obligations Fund, Institutional Class, 5.28% (Cost $403,201)(b)	403,201

	MONEY MARKET FUNDS - 2.7%
4,125,060	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $4,125,060)(b)	4,125,060

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,528,261)	4,528,261

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio
Schedule of Investments (Continued)
December 31, 2023

Shares		Fair Value
	TOTAL INVESTMENTS - 100.8% (Cost $137,123,179)	$153,346,364
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%	(1,208,014)
	NET ASSETS - 100.0%	$152,138,350

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $3,932,806 at December 31, 2023. The loaned securities were secured with cash collateral of $403,201 and non-cash collateral of $3,612,576. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.9%
	EQUITY - 64.9%
138,451	FlexShares Global Upstream Natural Resources Index Fund(a)	$5,669,568
235,791	iShares Global REIT ETF	5,701,426
25,854	iShares MSCI Emerging Markets ex China ETF	1,432,570
232,684	SPDR Portfolio S&P 400 Mid Cap ETF	11,336,364
43,830	SPDR Portfolio S&P 500 Growth ETF	2,851,580
91,992	SPDR Portfolio S&P 500 Value ETF	4,289,587
200,429	SPDR Portfolio S&P 600 Small Cap ETF	8,454,095
387,677	Vanguard FTSE Developed Markets ETF	18,569,729
140,479	Vanguard FTSE Emerging Markets ETF	5,773,687
58,825	Vanguard S&P 500 ETF	25,694,761
99,841	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	2,883,408
		92,656,775
	FIXED INCOME - 33.0%
64,259	iShares iBoxx $ Investment Grade Corporate Bond ETF	7,110,901
432,793	SPDR Portfolio Short Term Corporate Bond ETF	12,888,575
112,653	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,855,754
24,050	Vanguard Intermediate-Term Treasury ETF	1,426,646
61,439	Vanguard Mortgage-Backed Securities ETF	2,848,312
180,625	Vanguard Short-Term Inflation-Protected Securities ETF	8,577,881
49,094	Vanguard Short-Term Treasury ETF	2,863,653
28,793	Vanguard Total International Bond ETF	1,421,366
200,058	Xtrackers USD High Yield Corporate Bond ETF(a)	7,112,062
		47,105,150

	TOTAL EXCHANGE-TRADED FUNDS (Cost $129,556,431)	139,761,925

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.4%
	COLLATERAL FOR SECURITIES LOANED - 0.5%
701,400	Federated Hermes Government Obligations Fund, Institutional Class, 5.28% (Cost $701,400)(b)	701,400

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio
Schedule of Investments (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.4% (Continued)
	MONEY MARKET FUNDS - 2.9%
4,085,766	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $4,085,766)(b)	$4,085,766

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,787,166)	4,787,166

	TOTAL INVESTMENTS - 101.3% (Cost $134,343,597)	$144,549,091
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%	(1,842,225)
	NET ASSETS - 100.0%	$142,706,866

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $5,567,268 at December 31, 2023. The loaned securities were secured with cash collateral of $701,400 and non-cash collateral of $4,983,610. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

TOPS® Managed Risk Balanced ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 88.2%
	EQUITY - 45.0%
40,307	FlexShares Global Upstream Natural Resources Index Fund	$1,650,572
91,538	iShares Global REIT ETF	2,213,389
10,094	iShares MSCI Emerging Markets ex China ETF	559,309
56,461	SPDR Portfolio S&P 400 Mid Cap ETF	2,750,780
16,895	SPDR Portfolio S&P 500 Growth ETF	1,099,189
83,258	SPDR Portfolio S&P 500 Value ETF(a)	3,882,321
64,851	SPDR Portfolio S&P 600 Small Cap ETF	2,735,415
104,136	Vanguard FTSE Developed Markets ETF	4,988,113
40,906	Vanguard FTSE Emerging Markets ETF	1,681,237
11,419	Vanguard S&P 500 ETF	4,987,819
38,502	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	1,111,938
		27,660,082
	FIXED INCOME - 43.2%
39,914	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	4,416,883
36,383	SPDR Bloomberg Investment Grade Floating Rate ETF	1,112,956
130,684	SPDR Portfolio Short Term Corporate Bond ETF	3,891,770
65,207	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,652,997
28,009	Vanguard Intermediate-Term Treasury ETF	1,661,494
23,923	Vanguard Mortgage-Backed Securities ETF	1,109,070
140,248	Vanguard Short-Term Inflation-Protected Securities ETF	6,660,377
57,180	Vanguard Short-Term Treasury ETF	3,335,309
11,177	Vanguard Total International Bond ETF(a)	551,753
62,132	Xtrackers USD High Yield Corporate Bond ETF(a)	2,208,793
		26,601,402

	TOTAL EXCHANGE-TRADED FUNDS (Cost $51,608,298)	54,261,484

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 21.7%
	COLLATERAL FOR SECURITIES LOANED - 9.7%
5,966,309	Federated Hermes Government Obligations Fund, Institutional Class, 5.28% (Cost $5,966,309)(b)	5,966,309

See accompanying notes to financial statements.

TOPS® Managed Risk Balanced ETF Portfolio
Schedule of Investments (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 21.7% (Continued)
	MONEY MARKET FUNDS - 12.0%
7,380,738	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $7,380,738)(b)	$7,380,738

	TOTAL SHORT-TERM INVESTMENTS (Cost $13,347,047)	13,347,047

	TOTAL INVESTMENTS - 109.9% (Cost $64,955,345)	$67,608,531
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.9)%	(6,099,629)
	NET ASSETS - 100.0%	$61,508,902

OPEN FUTURES CONTRACTS
Number of				Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Broker	Expiration	Amount(c)	Appreciation
30	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	03/28/2024	$3,263,203	$72,657
3	CME E-Mini Russell 2000 Index Futures	Bank of America Merrill Lynch	03/15/2024	307,155	21,795
4	CME E-Mini Standard & Poor’s 500 Index Futures	Bank of America Merrill Lynch	03/15/2024	964,000	31,987
1	CME E-Mini Standard & Poor’s MidCap 400 Index Futures	Bank of America Merrill Lynch	03/15/2024	280,950	14,825
6	ICE US Mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	03/15/2024	675,720	24,795
9	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	03/15/2024	465,165	20,025
	TOTAL FUTURES CONTRACTS				$186,084

CBOT	- Chicago Board of Trade

CME	- Chicago Mercantile Exchange

ETF	- Exchange-Traded Fund

ICE	- Intercontinental Exchange

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $7,652,204 at December 31, 2023. The loaned securities were secured with cash collateral of $5,966,309 and non-cash collateral of $1,852,709. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices, equities and treasury notes upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® Managed Risk Growth ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 88.2%
	EQUITY - 76.5%
161,639	FlexShares Global Upstream Natural Resources Index Fund	$6,619,117
275,269	iShares Global REIT ETF	6,656,004
60,372	iShares MSCI Emerging Markets ex China ETF	3,345,213
373,523	SPDR Portfolio S&P 400 Mid Cap ETF	18,198,041
127,926	SPDR Portfolio S&P 500 Growth ETF	8,322,866
178,999	SPDR Portfolio S&P 500 Value ETF(a)	8,346,723
312,025	SPDR Portfolio S&P 600 Small Cap ETF	13,161,215
591,848	Vanguard FTSE Developed Markets ETF	28,349,519
204,989	Vanguard FTSE Emerging Markets ETF	8,425,048
80,122	Vanguard S&P 500 ETF	34,997,289
174,867	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	5,050,159
		141,471,194
	FIXED INCOME - 11.7%
30,084	iShares iBoxx $ Investment Grade Corporate Bond ETF	3,329,095
131,514	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	3,333,880
35,662	Vanguard Mortgage-Backed Securities ETF	1,653,290
105,437	Vanguard Short-Term Inflation-Protected Securities ETF	5,007,203
57,315	Vanguard Short-Term Treasury ETF	3,343,184
140,130	Xtrackers USD High Yield Corporate Bond ETF(a)	4,981,622
		21,648,274

	TOTAL EXCHANGE-TRADED FUNDS (Cost $145,660,422)	163,119,468

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 11.8%
	COLLATERAL FOR SECURITIES LOANED - 0.3%
635,075	Federated Hermes Government Obligations Fund, Institutional Class, 5.28% (Cost $635,075)(b)	635,075

	MONEY MARKET FUNDS - 11.5%
21,193,710	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $21,193,710)(b)	21,193,710

	TOTAL SHORT-TERM INVESTMENTS (Cost $21,828,785)	21,828,785

See accompanying notes to financial statements.

TOPS® Managed Risk Growth ETF Portfolio
Schedule of Investments (Continued)
December 31, 2023

Shares		Fair Value
	TOTAL INVESTMENTS - 100.0% (Cost $167,489,207)	$184,948,253
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	55,030
	NET ASSETS - 100.0%	$185,003,283

OPEN FUTURES CONTRACTS
Number of				Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Broker	Expiration	Amount(c)	Appreciation
41	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	03/28/2024	$4,459,711	$99,297
15	CME E-Mini Russell 2000 Index Futures	Bank of America Merrill Lynch	03/15/2024	1,535,775	108,952
24	CME E-Mini Standard & Poor’s 500 Index Futures	Bank of America Merrill Lynch	03/15/2024	5,784,000	191,948
9	CME E-Mini Standard & Poor’s MidCap 400 Index Futures	Bank of America Merrill Lynch	03/15/2024	2,528,550	133,380
31	ICE US Mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	03/15/2024	3,491,220	128,350
44	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	03/15/2024	2,274,140	97,965
	TOTAL FUTURES CONTRACTS				$759,892

CBOT	- Chicago Board of Trade

CME	- Chicago Mercantile Exchange

ETF	- Exchange-Traded Fund

ICE	- Intercontinental Exchange

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $5,175,797 at December 31, 2023. The loaned securities were secured with cash collateral of $635,075 and non-cash collateral of $4,649,331. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices, equities and treasury notes upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® Managed Risk Moderate Growth ETF Portfolio
Schedule of Investments
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 88.2%
	EQUITY - 58.5%
94,288	FlexShares Global Upstream Natural Resources Index Fund(a)	$3,861,094
159,187	iShares Global REIT ETF	3,849,142
17,656	iShares MSCI Emerging Markets ex China ETF	978,319
158,326	SPDR Portfolio S&P 400 Mid Cap ETF	7,713,643
29,875	SPDR Portfolio S&P 500 Growth ETF	1,943,668
62,703	SPDR Portfolio S&P 500 Value ETF(a)	2,923,841
136,626	SPDR Portfolio S&P 600 Small Cap ETF	5,762,885
264,011	Vanguard FTSE Developed Markets ETF	12,646,126
94,999	Vanguard FTSE Emerging Markets ETF	3,904,459
39,986	Vanguard S&P 500 ETF	17,465,884
67,467	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	1,948,447
		62,997,508
	FIXED INCOME - 29.7%
43,796	iShares iBoxx $ Investment Grade Corporate Bond ETF	4,846,465
294,179	SPDR Portfolio Short Term Corporate Bond ETF	8,760,651
76,778	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,946,322
16,236	Vanguard Intermediate-Term Treasury ETF(a)	963,120
41,769	Vanguard Mortgage-Backed Securities ETF(a)	1,936,411
123,112	Vanguard Short-Term Inflation-Protected Securities ETF	5,846,589
33,462	Vanguard Short-Term Treasury ETF	1,951,838
19,623	Vanguard Total International Bond ETF(a)	968,689
136,351	Xtrackers USD High Yield Corporate Bond ETF(a)	4,847,278
		32,067,363

	TOTAL EXCHANGE-TRADED FUNDS (Cost $88,625,633)	95,064,871

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 14.9%
	COLLATERAL FOR SECURITIES LOANED - 3.5%
3,769,521	Federated Hermes Government Obligations Fund, Institutional Class, 5.28% (Cost $3,769,521)(b)	3,769,521

See accompanying notes to financial statements.

TOPS® Managed Risk Moderate Growth ETF Portfolio
Schedule of Investments (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 14.9% (Continued)
	MONEY MARKET FUNDS - 11.4%
12,284,200	STIT - Government & Agency Portfolio, Institutional Class, 5.27% (Cost $12,284,200)(b)	$12,284,200

	TOTAL SHORT-TERM INVESTMENTS (Cost $16,053,721)	16,053,721

	TOTAL INVESTMENTS - 103.1% (Cost $104,679,354)	$111,118,592
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1)%	(3,377,725)
	NET ASSETS - 100.0%	$107,740,867

OPEN FUTURES CONTRACTS
Number of				Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Broker	Expiration	Amount(c)	Appreciation
44	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	03/28/2024	$4,786,031	$106,218
7	CME E-Mini Russell 2000 Index Futures	Bank of America Merrill Lynch	03/15/2024	716,695	50,845
11	CME E-Mini Standard & Poor’s 500 Index Futures	Bank of America Merrill Lynch	03/15/2024	2,651,000	87,973
4	CME E-Mini Standard & Poor’s MidCap 400 Index Futures	Bank of America Merrill Lynch	03/15/2024	1,123,800	59,255
14	ICE US Mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	03/15/2024	1,576,680	57,950
19	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	03/15/2024	982,015	42,290
	TOTAL FUTURES CONTRACTS				$404,531

CBOT	- Chicago Board of Trade

CME	- Chicago Mercantile Exchange

ETF	- Exchange-Traded Fund

ICE	- Intercontinental Exchange

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $6,700,286 at December 31, 2023. The loaned securities were secured with cash collateral of $3,769,521 and non-cash collateral of $3,076,864. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices, equities and treasury notes upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities
December 31, 2023

	Aggressive		Balanced	Conservative
	Growth		ETF	ETF
Assets:	ETF Portfolio		Portfolio	Portfolio
Investments in securities, at cost	$127,823,676		$96,934,268	$33,425,726
Investments in securities, at value (Securities on loan $1,221,150, $3,639,747 and $406,410, respectively)	$142,244,270		$100,703,347	$33,250,534
Receivable for securities sold	799,350		127,048	11,524
Receivable for Portfolio shares sold	39,735		18,363	11,281
Interest and dividends receivable	13,676		10,356	9,290
Total Assets	143,097,031		100,859,114	33,282,629
Liabilities:
Collateral on securities loaned	1,248,503		30,457	—
Payable for Portfolio shares redeemed	1,176		215,943	1,429
Payable for securities purchased	1,639,771		1,051,855	103,705
Accrued investment advisory fees	11,537		8,166	2,729
Accrued distribution (12b-1) fees	28,969		19,761	5,481
Accrued shareholder service fees	—		470	—
Payable to related parties and administrative service fees	13,987		10,758	5,213
Total Liabilities	2,943,943		1,337,410	118,557
Net Assets	$140,153,088		$99,521,704	$33,164,072

Components of Net Assets:
Paid-in capital	$122,286,749		$93,637,135	$32,420,822
Accumulated earnings	17,866,339		5,884,569	743,250
Net Assets	$140,153,088		$99,521,704	$33,164,072

Class 1 Shares:
Net assets	$3,286,901		$7,435,085	$11,722,901
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	172,105		530,476	936,708

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.10		$14.02	$12.52

Class 2 Shares:
Net assets	$132,930,686		$84,204,755	$16,205,145
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,069,271		6,282,058	1,309,011

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$18.80		$13.40	$12.38

Investor Class Shares:
Net assets	$3,935,480		$5,973,759	$5,236,012
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	194,208		418,033	411,660

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$20.26		$14.29	$12.72

Service Class Shares:
Net assets	$21		$1,908,105	$14
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		142,566	1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$18.80	(a)	$13.38	$12.38	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2023

	Growth		Moderate
	ETF		Growth
Assets:	Portfolio		ETF Portfolio
Investments in securities, at cost	$137,123,179		$134,343,597
Investments in securities, at value (Securities on loan $3,932,806 and $5,567,268, respectively)	$153,346,364		$144,549,091
Receivable for securities sold	1,175,471		1,041,161
Receivable for Portfolio shares sold	315,056		14,908
Interest and dividends receivable	14,842		14,226
Total Assets	154,851,733		145,619,386
Liabilities:
Collateral on securities loaned	403,201		701,400
Payable for Portfolio shares redeemed	3,317		4,816
Payable for securities purchased	2,251,546		2,151,654
Accrued investment advisory fees	12,510		11,804
Accrued distribution (12b-1) fees	29,721		27,313
Accrued shareholder service fees	—		2,711
Payable to related parties and administrative service fees	13,088		12,822
Total Liabilities	2,713,383		2,912,520
Net Assets	$152,138,350		$142,706,866

Components of Net Assets:
Paid-in capital	$133,438,534		$127,866,784
Accumulated earnings	18,699,816		14,840,082
Net Assets	$152,138,350		$142,706,866

Class 1 Shares:
Net assets	$11,050,623		$10,937,629
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	594,683		753,520

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$18.58		$14.52

Class 2 Shares:
Net assets	$137,571,827		$107,577,930
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,597,532		7,753,806

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$18.11		$13.87

Investor Class Shares:
Net assets	$3,515,880		$12,243,171
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	176,512		797,633

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.92		$15.35

Service Class Shares:
Net assets	$20		$11,948,136
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		863,171

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$18.11	(a)	$13.84

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Assets and Liabilities
December 31, 2023

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
Assets:	ETF Portfolio	ETF Portfolio	ETF Portfolio
Investments in securities, at cost	$64,955,345	$167,489,207	$104,679,354
Investments in securities, at value (Securities on loan $7,652,204, $5,175,797 and $6,700,286, respectively)	$67,608,531	$184,948,253	$111,118,592
Cash	31,746	165,157	77,204
Receivable for securities sold	232,366	1,175,644	806,044
Receivable for Portfolio shares sold	4,021	133,267	1,510
Unrealized appreciation on futures contracts	186,084	759,892	404,531
Interest and dividends receivable	30,464	89,310	52,382
Total Assets	68,093,212	187,271,523	112,460,263
Liabilities:
Due to Broker	36,709	78,629	57,899
Collateral on securities loaned	5,966,309	635,075	3,769,521
Payable for Portfolio shares redeemed	21,479	40,786	13,834
Payable for securities purchased	513,983	1,402,274	803,476
Accrued distribution (12b-1) fees	15,608	43,453	27,765
Accrued investment advisory fees	15,424	46,333	27,099
Payable to related parties and administrative service fees	14,798	21,690	19,802
Total Liabilities	6,584,310	2,268,240	4,719,396
Net Assets	$61,508,902	$185,003,283	$107,740,867

Components of Net Assets:
Paid-in capital	$64,889,218	$175,290,037	$114,599,049
Accumulated earnings (losses)	(3,380,316)	9,713,246	(6,858,182)
Net Assets	$61,508,902	$185,003,283	$107,740,867

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2023

	Managed Risk		Managed Risk		Managed Risk
	Balanced		Growth		Moderate Growth
	ETF Portfolio		ETF Portfolio		ETF Portfolio

Class 1 Shares:
Net assets	$775,461		$8,200,282		$315,926
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	57,304		672,429		26,223

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.53		$12.20		$12.05

Class 2 Shares:
Net assets	$36,144,202		$106,221,692		$55,691,693
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,589,232		8,663,341		4,307,516

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.96		$12.26		$12.93

Class 3 Shares:
Net assets	$20,521,626		$67,252,501		$47,487,283
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,495,117		5,608,326		3,995,675

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.73		$11.99		$11.88

Class 4 Shares:
Net assets	$4,067,577		$3,328,779		$4,245,923
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	316,840		272,720		372,862

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.84		$12.21		$11.39

Investor Class Shares:
Net assets	$36		$29		$42
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2		2		2

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$20.80	(a)	$13.44	(a)	$26.42	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Operations
For the Year Ended December 31, 2023

	Aggressive	Balanced	Conservative	Growth	Moderate
	Growth	ETF	ETF	ETF	Growth
	ETF Portfolio	Portfolio	Portfolio	Portfolio	ETF Portfolio
Investment Income:
Dividend income	$2,611,555	$2,620,001	$1,012,785	$3,133,120	$3,540,835
Interest income	126,621	95,717	8,153	138,654	131,549
Securities lending income	21,493	22,552	8,812	28,573	31,690
Total Investment Income	2,759,669	2,738,270	1,029,750	3,300,347	3,704,074
Expenses:
Investment advisory fees	112,131	85,722	29,497	123,637	123,432
Distribution fees (12b-1)
Class 2 Shares	263,702	177,771	32,971	279,539	232,710
Investor Shares	15,471	26,318	22,976	13,468	50,236
Shareholder service fees	—	4,513	—	—	33,117
Related parties and administrative service fees	121,558	95,648	39,423	132,893	132,688
Total Expenses	512,862	389,972	124,867	549,537	572,183
Net Investment Income	2,246,807	2,348,298	904,883	2,750,810	3,131,891

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	1,391,984	207,444	178,237	181,266	2,106,210
Net change in unrealized appreciation on:
Investments	15,044,777	6,939,959	1,569,938	16,274,550	11,071,337
Net Realized and Unrealized Gain on Investments	16,436,761	7,147,403	1,748,175	16,455,816	13,177,547
Net Increase in Net Assets Resulting from Operations	$18,683,568	$9,495,701	$2,653,058	$19,206,626	$16,309,438

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Operations
For the Year Ended December 31, 2023

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
	ETF Portfolio	ETF Portfolio	ETF Portfolio
Investment Income:
Dividend income	$1,585,189	$3,999,554	$2,698,240
Interest income	344,060	1,057,240	618,892
Securities lending income	26,519	79,905	47,560
Total Investment Income	1,955,768	5,136,699	3,364,692
Expenses:
Investment advisory fees	177,887	562,330	324,469
Distribution fees (12b-1)
Class 2 Shares	84,218	261,362	137,251
Class 3 Shares	72,842	240,790	170,027
Class 4 Shares	26,391	20,428	26,164
Related parties and administrative service fees	74,261	209,475	123,160
Total Expenses	435,599	1,294,385	781,071
Net Investment Income	1,520,169	3,842,314	2,583,621

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	(324,227)	10,236,868	(907,060)
Futures contracts	(743,739)	(5,953,096)	(2,147,629)
Total net realized gain (loss)	(1,067,966)	4,283,772	(3,054,689)
Net change in unrealized appreciation (depreciation) on:
Investments	4,797,972	11,927,605	10,976,778
Futures contracts	(13,183)	(534,763)	(31,651)
Total unrealized appreciation	4,784,789	11,392,842	10,945,127
Net Realized and Unrealized Gain on Investments and Futures Contracts	3,716,823	15,676,614	7,890,438
Net Increase in Net Assets Resulting from Operations	$5,236,992	$19,518,928	$10,474,059

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets

	Aggressive Growth ETF Portfolio				Balanced ETF Portfolio

	Year Ended		Year Ended		Year Ended	Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023	December 31, 2022

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$2,246,807		$1,388,214		$2,348,298	$1,639,778
Net realized gain on investments	1,391,984		530,675		207,444	1,098,285
Net change in unrealized appreciation (depreciation) on investments	15,044,777		(15,578,892)		6,939,959	(10,848,917)
Net increase (decrease) in net assets resulting from operations	18,683,568		(13,660,003)		9,495,701	(8,110,854)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(53,341)		(59,433)		(229,635)	(273,101)
Class 2	(1,936,674)		(1,056,353)		(2,382,417)	(1,871,331)
Investor Class	(46,446)		(18,905)		(162,425)	(100,070)
Service Class	(0	) (a)	(0	) (a)	(54,878)	(32,737)
Total distributions to shareholders	(2,036,461)		(1,134,691)		(2,829,355)	(2,277,239)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,083,702		607,298		806,469	1,268,470
Class 2	34,847,880		24,431,535		20,094,356	16,051,793
Investor Class	1,466,952		703,932		2,415,426	2,129,805
Service Class	—		—		634,611	773,626
Reinvestment of distributions
Class 1	53,341		59,433		229,635	273,101
Class 2	1,936,675		1,056,352		2,382,416	1,871,331
Investor Class	46,445		18,905		162,425	100,070
Service Class	0	(a)	0	(a)	54,878	32,737
Cost of shares redeemed
Class 1	(2,405,841)		(376,931)		(2,451,184)	(2,064,366)
Class 2	(3,608,392)		(1,604,144)		(6,037,625)	(2,352,528)
Investor Class	(254,597)		(388,005)		(776,256)	(327,625)
Service Class	—		—		(41,980)	(32,116)
Net increase in net assets from share transactions of beneficial interest	33,166,165		24,508,375		17,473,171	17,724,298
Total Increase In Net Assets	49,813,272		9,713,681		24,139,517	7,336,205

Net Assets:
Beginning of year	90,339,816		80,626,135		75,382,187	68,045,982
End of year	$140,153,088		$90,339,816		$99,521,704	$75,382,187

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	62,060	33,891	59,799	92,165
Shares Reinvested	3,000	3,502	17,279	20,879
Shares Redeemed	(135,603)	(22,009)	(181,911)	(150,539)
Net increase (decrease) in shares of beneficial interest outstanding	(70,543)	15,384	(104,833)	(37,495)

Class 2
Shares Sold	1,996,639	1,430,179	1,550,751	1,215,779
Shares Reinvested	110,604	63,141	187,444	149,229
Shares Redeemed	(205,925)	(91,686)	(466,612)	(177,251)
Net increase in shares of beneficial interest outstanding	1,901,318	1,401,634	1,271,583	1,187,757

Investor Class
Shares Sold	78,379	39,103	176,187	152,316
Shares Reinvested	2,461	1,049	11,978	7,496
Shares Redeemed	(13,480)	(21,133)	(55,807)	(23,185)
Net increase in shares of beneficial interest outstanding	67,360	19,019	132,358	136,627

Service Class
Shares Sold	—	—	49,208	59,542
Shares Reinvested	0 (a)	0 (a)	4,325	2,613
Shares Redeemed	—	—	(3,259)	(2,377)
Net increase in shares of beneficial interest outstanding	0 (a)	0 (a)	50,274	59,778

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio				Growth ETF Portfolio

	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$904,883		$649,388		$2,750,810		$1,772,615
Net realized gain on investments	178,237		719,268		181,266		1,176,556
Distributions of realized gains by underlying investment companies	—		1,770		—		—
Net change in unrealized appreciation (depreciation) on investments	1,569,938		(4,026,825)		16,274,550		(16,914,295)
Net increase (decrease) in net assets resulting from operations	2,653,058		(2,656,399)		19,206,626		(13,965,124)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(537,794)		(454,463)		(249,625)		(163,569)
Class 2	(684,441)		(369,474)		(2,891,024)		(1,802,789)
Investor Class	(212,148)		(116,541)		(63,093)		(28,270)
Service Class	(0	) (a)	(0	) (a)	(0	) (a)	(0	) (a)
Total distributions to shareholders	(1,434,383)		(940,478)		(3,203,742)		(1,994,628)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	3,985,011		3,461,179		3,014,294		3,794,959
Class 2	6,121,184		4,599,102		32,610,762		29,092,084
Investor Class	1,175,679		3,447,146		1,666,943		944,914
Reinvestment of distributions
Class 1	537,793		454,463		249,625		163,569
Class 2	684,441		369,474		2,891,024		1,802,789
Investor Class	212,147		116,541		63,092		28,270
Service Class	1		0	(a)	0	(a)	0	(a)
Cost of shares redeemed
Class 1	(5,560,550)		(5,052,123)		(1,285,259)		(2,218,022)
Class 2	(2,097,594)		(1,390,202)		(4,430,173)		(3,485,267)
Investor Class	(314,124)		(4,748,381)		(449,376)		(809,327)
Net increase in net assets from share transactions of beneficial interest	4,743,988		1,257,199		34,330,932		29,313,969
Total Increase (Decrease) In Net Assets	5,962,663		(2,339,678)		50,333,816		13,354,217

Net Assets:
Beginning of year	27,201,409		29,541,087		101,804,534		88,450,317
End of year	$33,164,072		$27,201,409		$152,138,350		$101,804,534

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio		Growth ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	322,695	274,160	172,647	224,386
Shares Reinvested	44,816	37,652	14,355	9,783
Shares Redeemed	(451,641)	(400,487)	(73,928)	(127,690)
Net increase (decrease) in shares of beneficial interest outstanding	(84,130)	(88,675)	113,074	106,479

Class 2
Shares Sold	500,253	366,059	1,921,905	1,720,035
Shares Reinvested	57,613	30,892	170,562	110,533
Shares Redeemed	(171,520)	(111,204)	(260,170)	(203,965)
Net increase in shares of beneficial interest outstanding	386,346	285,747	1,832,297	1,626,603

Investor Class
Shares Sold	93,495	264,502	90,035	51,304
Shares Reinvested	17,375	9,490	3,383	1,577
Shares Redeemed	(25,073)	(367,973)	(24,212)	(43,915)
Net increase (decrease) in shares of beneficial interest outstanding	85,797	(93,981)	69,206	8,966

Service Class
Shares Reinvested	0 (a)	0 (a)	0 (a)	0 (a)
Net increase in shares of beneficial interest outstanding	0 (a)	0 (a)	0 (a)	0 (a)

(a)	Represents less than one share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$3,131,891	$2,210,478
Net realized gain on investments	2,106,210	1,404,658
Net change in unrealized appreciation (depreciation) on investments	11,071,337	(17,389,326)
Net increase (decrease) in net assets resulting from operations	16,309,438	(13,774,190)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(306,455)	(241,106)
Class 2	(2,935,620)	(2,373,907)
Investor Class	(285,867)	(144,895)
Service Class	(332,910)	(288,275)
Total distributions to shareholders	(3,860,852)	(3,048,183)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	3,584,341	2,830,633
Class 2	20,600,997	25,057,822
Investor Class	3,408,195	8,413,904
Service Class	890,988	402,076
Reinvestment of distributions
Class 1	306,455	241,106
Class 2	2,935,619	2,373,907
Investor Class	285,868	144,895
Service Class	332,910	288,275
Cost of shares redeemed
Class 1	(2,428,578)	(2,850,772)
Class 2	(13,139,593)	(2,567,138)
Investor Class	(1,077,170)	(288,168)
Service Class	(721,799)	(865,423)
Net increase in net assets from share transactions of beneficial interest	14,978,233	33,181,117
Total Increase In Net Assets	27,426,819	16,358,744

Net Assets:
Beginning of year	115,280,047	98,921,303
End of year	$142,706,866	$115,280,047

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	259,003	205,285
Shares Reinvested	22,402	18,033
Shares Redeemed	(177,001)	(202,907)
Net increase in shares of beneficial interest outstanding	104,404	20,411

Class 2
Shares Sold	1,558,745	1,870,196
Shares Reinvested	224,436	185,461
Shares Redeemed	(993,269)	(193,955)
Net increase in shares of beneficial interest outstanding	789,912	1,861,702

Investor Class
Shares Sold	234,553	575,599
Shares Reinvested	19,742	10,247
Shares Redeemed	(73,820)	(20,400)
Net increase in shares of beneficial interest outstanding	180,475	565,446

Service Class
Shares Sold	66,949	30,975
Shares Reinvested	25,510	22,557
Shares Redeemed	(54,792)	(65,256)
Net increase (decrease) in shares of beneficial interest outstanding	37,667	(11,724)

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets

	Managed Risk Balanced ETF Portfolio

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,520,169		$5,190,005
Net realized gain (loss) on investments and futures contracts	(1,067,966)		13,034,942
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,784,789		(81,074,492)
Net increase (decrease) in net assets resulting from operations	5,236,992		(62,849,545)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(6,889)		(89,730)
Class 2	(253,996)		(20,385,169)
Class 3	(128,939)		(13,855,786)
Class 4	(20,032)		(3,281,275)
Investor Class	(0	) (a)	(7)
Total distributions to shareholders	(409,856)		(37,611,967)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	598,107		10
Class 2	5,862,174		11,220,486
Class 3	312,975		1,699,832
Class 4	29,838		5,742,146
Investor Class	16		55,055
Reinvestment of distributions
Class 1	6,889		89,730
Class 2	253,996		20,385,169
Class 3	128,939		13,855,786
Class 4	20,032		3,281,275
Investor Class	0	(a)	7
Cost of shares redeemed
Class 1	(3,817)		(250)
Class 2	(5,379,287)		(300,609,740)
Class 3	(3,317,052)		(50,419,493)
Class 4	(1,378,893)		(6,394,816)
Investor Class	—		(51,726)
Net decrease in net assets from share transactions of beneficial interest	(2,866,083)		(301,146,529)
Total Increase (Decrease) In Net Assets	1,961,053		(401,608,041)

Net Assets:
Beginning of year	59,547,849		461,155,890
End of year	$61,508,902		$59,547,849

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Balanced ETF Portfolio

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	122,806		1
Shares Reinvested	536		21,467
Shares reduced due to reverse split(a)	(99,708)		—
Shares Redeemed	(411)		(28)
Net increase in shares of beneficial interest outstanding	23,223		21,440

Class 2
Shares Sold	819,750		983,055
Shares Reinvested	19,170		4,729,737
Shares reduced due to reverse split(a)	(4,877,462)		—
Shares Redeemed	(962,923)		(27,587,065)
Net increase (decrease) in shares of beneficial interest outstanding	(5,001,465)		(21,874,273)

Class 3
Shares Sold	50,318		159,898
Shares Reinvested	9,896		3,267,874
Shares reduced due to reverse split(a)	(3,110,959)		—
Shares Redeemed	(599,954)		(4,656,447)
Net decrease in shares of beneficial interest outstanding	(3,650,699)		(1,228,675)

Class 4
Shares Sold	5,204		500,283
Shares Reinvested	1,642		826,518
Shares reduced due to reverse split(a)	(681,922)		—
Shares Redeemed	(285,852)		(568,354)
Net increase (decrease) in shares of beneficial interest outstanding	(960,928)		758,447

Investor Class
Shares Sold	0	(b)	4,271
Shares Reinvested	0	(b)	1
Shares reduced due to reverse split(a)	(0	) (b)	—
Shares Redeemed	—		(4,271)
Net increase in shares of beneficial interest outstanding	0	(b)	1

(a)	Effective August 18, 2023, the Portfolio had a three-for-one reverse stock split. Share activity amounts for the periods have been adjusted to give effect to the three-for-one stock split.

(b)	Represents less than one share.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$3,842,314		$7,749,391
Net realized gain on investments and futures contracts	4,283,772		93,012,775
Net change in unrealized appreciation (depreciation) on investments and futures contracts	11,392,842		(220,141,816)
Net increase (decrease) in net assets resulting from operations	19,518,928		(119,379,650)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(69,904)		(9,204,007)
Class 2	(625,120)		(53,620,014)
Class 3	(346,299)		(37,903,975)
Class 4	(8,914)		(1,892,946)
Investor Class	(0	) (a)	(7)
Total distributions to shareholders	(1,050,237)		(102,620,949)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	209,339		19,376
Class 2	6,129,320		17,223,139
Class 3	345,139		3,086,972
Class 4	26,758		4,078,091
Investor	13		—
Reinvestment of distributions
Class 1	69,904		9,204,007
Class 2	625,120		53,620,014
Class 3	346,299		37,903,975
Class 4	8,914		1,892,946
Investor Class	0	(a)	7
Cost of shares redeemed
Class 1	(10,656,177)		(5,807,085)
Class 2	(14,378,621)		(438,004,621)
Class 3	(11,206,015)		(56,292,148)
Class 4	(621,658)		(4,485,546)
Net decrease in net assets from share transactions of beneficial interest	(29,101,665)		(377,560,873)
Total Decrease In Net Assets	(10,632,974)		(599,561,472)

Net Assets:
Beginning of year	195,636,257		795,197,729
End of year	$185,003,283		$195,636,257

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
SHARE ACTIVITY
Class 1
Shares Sold	18,156		2,591
Shares Reinvested	6,116		1,649,464
Shares reduced due to reverse split(a)	(857,833)		—
Shares Redeemed	(1,658,587)		(500,030)
Net increase (decrease) in shares of beneficial interest outstanding	(2,492,148)		1,152,025

Class 2
Shares Sold	881,627		1,478,019
Shares Reinvested	54,358		9,557,935
Shares reduced due to reverse split(a)	(9,056,482)		—
Shares Redeemed	(1,854,746)		(39,675,684)
Net decrease in shares of beneficial interest outstanding	(9,975,243)		(28,639,730)

Class 3
Shares Sold	51,091		269,968
Shares Reinvested	30,810		6,904,185
Shares reduced due to reverse split(a)	(6,038,179)		—
Shares Redeemed	(1,514,224)		(5,207,445)
Net increase (decrease) in shares of beneficial interest outstanding	(7,470,502)		1,966,708

Class 4
Shares Sold	3,295		341,637
Shares Reinvested	779		338,631
Shares reduced due to reverse split(a)	(292,563)		—
Shares Redeemed	(88,092)		(383,380)
Net increase (decrease) in shares of beneficial interest outstanding	(376,581)		296,888

Investor Class
Shares Sold	0	(b)	—
Shares Reinvested	0	(b)	1
Shares reduced due to reverse split(a)	(0	) (b)	—
Net increase in shares of beneficial interest outstanding	0	(b)	1

(a)	Effective August 18, 2023, the Portfolio had a two-for-one reverse stock split. Share activity amounts for the periods have been adjusted to give effect to the two-for-one stock split.

(b)	Represents less than one share.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$2,583,621		$8,082,697
Net realized gain (loss) on investments and futures contracts	(3,054,689)		54,886,663
Net change in unrealized appreciation (depreciation) on investments and futures contracts	10,945,127		(181,379,333)
Net increase (decrease) in net assets resulting from operations	10,474,059		(118,409,973)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(2,901)		(452,047)
Class 2	(369,548)		(44,987,637)
Class 3	(306,591)		(42,515,268)
Class 4	(19,616)		(3,829,594)
Investor Class	(0	) (a)	(66)
Total distributions to shareholders	(698,656)		(91,784,612)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	20		10
Class 2	4,854,181		12,595,623
Class 3	360,540		2,323,602
Class 4	43,843		5,411,994
Investor Class	26		—
Reinvestment of distributions
Class 1	2,901		452,047
Class 2	369,548		44,987,637
Class 3	306,591		42,515,268
Class 4	19,616		3,829,594
Investor Class	0	(a)	66
Cost of shares redeemed
Class 1	(41,238)		(699,848)
Class 2	(10,254,341)		(488,102,374)
Class 3	(8,313,127)		(86,145,681)
Class 4	(795,208)		(6,345,120)
Investor Class	—		(501,840)
Net decrease in net assets from share transactions of beneficial interest	(13,446,648)		(469,679,022)
Total Decrease In Net Assets	(3,671,245)		(679,873,607)

Net Assets:
Beginning of year	111,412,112		791,285,719
End of year	$107,740,867		$111,412,112

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
SHARE ACTIVITY (a)
Class 1
Shares Sold	2	1
Shares Reinvested	255	203,625
Shares reduced due to reverse split(a)	(109,761)	—
Shares Redeemed	(12,406)	(141,903)
Net increase (decrease) in shares of beneficial interest outstanding	(121,910)	61,723

Class 2
Shares Sold	1,366,564	1,108,644
Shares Reinvested	30,291	18,902,369
Shares reduced due to reverse split(a)	(17,648,726)	—
Shares Redeemed	(3,036,232)	(42,946,232)
Net decrease in shares of beneficial interest outstanding	(19,288,103)	(22,935,219)

Class 3
Shares Sold	58,015	270,150
Shares Reinvested	27,350	19,413,364
Shares reduced due to reverse split(a)	(16,939,809)	—
Shares Redeemed	(2,522,834)	(8,036,119)
Net increase (decrease) in shares of beneficial interest outstanding	(19,377,278)	11,647,395

Class 4
Shares Sold	10,098	445,597
Shares Reinvested	1,825	1,823,616
Shares reduced due to reverse split(a)	(1,600,648)	—
Shares Redeemed	(244,580)	(540,227)
Net increase (decrease) in shares of beneficial interest outstanding	(1,833,305)	1,728,986

Investor Class
Shares Sold	1	—
Shares Reinvested	0 (b)	13
Shares reduced due to reverse split(a)	(2)	—
Shares Redeemed	—	(36,535)
Net decrease in shares of beneficial interest outstanding	(1)	(36,522)

(a)	Effective August 18, 2023, the Portfolio had a five-for-one reverse stock split. Share activity amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(b)	Represents less than one share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$16.51	$19.88	$16.72	$15.18	$12.88
Income (loss) from investment operations:
Net investment income (a)(b)	0.35	0.32	0.35	0.24	0.33
Net realized and unrealized gain (loss) on investments	2.56	(3.44)	2.93	1.65	2.78
Total income (loss) from investment operations	2.91	(3.12)	3.28	1.89	3.11
Less distributions from:
Net investment income	(0.23)	(0.24)	(0.12)	(0.21)	(0.24)
Net realized gain	(0.09)	(0.01)	—	(0.14)	(0.57)
Total distributions	(0.32)	(0.25)	(0.12)	(0.35)	(0.81)
Net asset value, end of year	$19.10	$16.51	$19.88	$16.72	$15.18
Total return (c)	17.77%	(15.74)%	19.66%	12.92%	24.70%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$3,287	$4,007	$4,517	$3,058	$2,199
Ratio of expenses to average net assets (d)	0.21%	0.21%	0.22%	0.23%	0.25%
Ratio of net investment income to average net assets (b)(d)	1.93%	1.87%	1.86%	1.68%	2.28%
Portfolio turnover rate	10%	9%	9%	23%	46%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$16.28	$19.60	$16.52	$15.01	$12.75
Income (loss) from investment operations:
Net investment income (a)(b)	0.35	0.29	0.32	0.22	0.28
Net realized and unrealized gain (loss) on investments	2.46	(3.40)	2.87	1.61	2.76
Total income (loss) from investment operations	2.81	(3.11)	3.19	1.83	3.04
Less distributions from:
Net investment income	(0.20)	(0.20)	(0.11)	(0.18)	(0.21)
Net realized gain	(0.09)	(0.01)	—	(0.14)	(0.57)
Total distributions	(0.29)	(0.21)	(0.11)	(0.32)	(0.78)
Net asset value, end of year	$18.80	$16.28	$19.60	$16.52	$15.01
Total return (c)	17.37%	(15.88)%	19.31%	12.68%	24.37%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$132,931	$84,109	$73,834	$33,897	$18,077
Ratio of expenses to average net assets (d)	0.46%	0.46%	0.47%	0.48%	0.50%
Ratio of net investment income to average net assets (b)(d)	2.01%	1.70%	1.73%	1.56%	1.99%
Portfolio turnover rate	10%	9%	9%	23%	46%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$17.53	$21.10	$17.79	$16.18	$13.75
Income (loss) from investment operations:
Net investment income (a)(b)	0.33	0.25	0.33	0.19	0.38
Net realized and unrealized gain (loss) on investments	2.65	(3.65)	3.07	1.74	2.86
Total income (loss) from investment operations	2.98	(3.40)	3.40	1.93	3.24
Less distributions from:
Net investment income	(0.16)	(0.16)	(0.09)	(0.18)	(0.24)
Net realized gain	(0.09)	(0.01)	—	(0.14)	(0.57)
Total distributions	(0.25)	(0.17)	(0.09)	(0.32)	(0.81)
Net asset value, end of year	$20.26	$17.53	$21.10	$17.79	$16.18
Total return (c)	17.10%	(16.14)%	19.11%	12.34%	24.06%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$3,935	$2,223	$2,275	$1,010	$624
Ratio of expenses to average net assets (d)	0.71%	0.71%	0.72%	0.73%	0.75%
Ratio of net investment income to average net assets (b)(d)	1.78%	1.38%	1.61%	1.26%	2.47%
Portfolio turnover rate	10%	9%	9%	23%	46%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year/period indicated.

	Service Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of year/period	$16.28	$19.60	$16.52	$15.01	$14.76
Income (loss) from investment operations:
Net investment income (b)(c)	0.39	0.35	0.36	0.00 (h)	0.00	(h)
Net realized and unrealized gain (loss) on investments	2.42	(3.46)	2.83	1.83	1.03
Total income (loss) from investment operations	2.81	(3.11)	3.19	1.83	1.03
Less distributions from:
Net investment income	(0.20)	(0.20)	(0.11)	(0.18)	(0.21)
Net realized gain	(0.09)	(0.01)	—	(0.14)	(0.57)
Total distributions	(0.29)	(0.21)	(0.11)	(0.32)	(0.78)
Net asset value, end of year/period (d)	$18.80	$16.28	$19.60	$16.52	$15.01
Total return (e)	17.37%	(15.88)%	19.31%	12.68%	7.42%
Ratios and Supplemental Data:
Net assets, end of year/period (f)	$21	$18	$21	$18	$16
Ratio of expenses to average net assets (g)	0.51%	0.51%	0.52%	0.53%	0.55	% (i)
Ratio of net investment income to average net assets (c)(g)	2.23%	2.03%	1.41%	1.06%	2.27	% (i)
Portfolio turnover rate	10%	9%	9%	23%	46%

(a)	The Aggressive Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019

Net asset value, beginning of year	$12.96	$15.04	$13.81	$12.91		$11.53
Income (loss) from investment operations:
Net investment income (a)(b)	0.38	0.33	0.33	0.22		0.32
Net realized and unrealized gain (loss) on investments	1.12	(1.98)	1.04	0.87		1.53
Total income (loss) from investment operations	1.50	(1.65)	1.37	1.09		1.85
Less distributions from:
Net investment income	(0.27)	(0.23)	(0.14)	(0.19)		(0.22)
Net realized gain	(0.17)	(0.20)	—	(0.00	) (e)	(0.25)
Total distributions	(0.44)	(0.43)	(0.14)	(0.19)		(0.47)
Net asset value, end of year	$14.02	$12.96	$15.04	$13.81		$12.91
Total return (c)	11.75%	(10.99)%	9.97%	8.62%		16.26%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$7,435	$8,234	$10,116	$8,045		$6,764
Ratio of expenses to average net assets (d)	0.21%	0.21%	0.22%	0.21%		0.24%
Ratio of net investment income to average net assets (b)(d)	2.83%	2.44%	2.23%	1.71%		2.56%
Portfolio turnover rate	19%	12%	13%	23%		37%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019

Net asset value, beginning of year	$12.42	$14.43	$13.28	$12.43		$11.13
Income (loss) from investment operations:
Net investment income (a)(b)	0.35	0.31	0.29	0.19		0.28
Net realized and unrealized gain (loss) on investments	1.04	(1.92)	0.99	0.83		1.47
Total income (loss) from investment operations	1.39	(1.61)	1.28	1.02		1.75
Less distributions from:
Net investment income	(0.24)	(0.20)	(0.13)	(0.17)		(0.20)
Net realized gain	(0.17)	(0.20)	—	(0.00	) (e)	(0.25)
Total distributions	(0.41)	(0.40)	(0.13)	(0.17)		(0.45)
Net asset value, end of year	$13.40	$12.42	$14.43	$13.28		$12.43
Total return (c)	11.39%	(11.15)%	9.62%	8.40%		15.93%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$84,205	$62,226	$55,173	$32,802		$18,536
Ratio of expenses to average net assets (d)	0.46%	0.46%	0.47%	0.46%		0.49%
Ratio of net investment income to average net assets (b)(d)	2.74%	2.34%	2.06%	1.55%		2.35%
Portfolio turnover rate	19%	12%	13%	23%		37%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019

Net asset value, beginning of year	$13.22	$15.35	$14.13	$13.25		$11.87
Income (loss) from investment operations:
Net investment income (a)(b)	0.35	0.31	0.31	0.15		0.44
Net realized and unrealized gain (loss) on investments	1.10	(2.06)	1.01	0.90		1.41
Total income (loss) from investment operations	1.45	(1.75)	1.32	1.05		1.85
Less distributions from:
Net investment income	(0.21)	(0.18)	(0.10)	(0.17)		(0.22)
Net realized gain	(0.17)	(0.20)	—	(0.00	) (e)	(0.25)
Total distributions	(0.38)	(0.38)	(0.10)	(0.17)		(0.47)
Net asset value, end of year	$14.29	$13.22	$15.35	$14.13		$13.25
Total return (c)	11.17%	(11.41)%	9.34%	8.09%		15.78%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$5,974	$3,777	$2,288	$1,044		$1,017
Ratio of expenses to average net assets (d)	0.71%	0.71%	0.72%	0.72%		0.74%
Ratio of net investment income to average net assets (b)(d)	2.57%	2.26%	2.09%	1.18%		3.35%
Portfolio turnover rate	19%	12%	13%	23%		37%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year/period indicated.

	Service Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019 (a)

Net asset value, beginning of year/period	$12.41	$14.43	$13.28	$12.43		$12.16
Income (loss) from investment operations:
Net investment income (b)(c)	0.36	0.33	0.42	0.00	(g)	0.00	(g)
Net realized and unrealized gain (loss) on investments	1.02	(1.95)	0.85	1.02		0.72
Total income (loss) from investment operations	1.38	(1.62)	1.27	1.02		0.72
Less distributions from:
Net investment income	(0.24)	(0.20)	(0.12)	(0.17)		(0.20)
Net realized gain	(0.17)	(0.20)	—	(0.00	) (g)	(0.25)
Total distributions	(0.41)	(0.40)	(0.12)	(0.17)		(0.45)
Net asset value, end of year/period	$13.38	$12.41	$14.43	$13.28	(h)	$12.43	(h)
Total return (d)	11.32%	(11.22)%	9.62%	8.40%		6.18%
Ratios and Supplemental Data:
Net assets, end of year/period (e)	$1,908,105	$1,145,101	$469,051	$14		$13
Ratio of expenses to average net assets (f)	0.51%	0.51%	0.52%	0.52%		0.54	% (i)
Ratio of net investment income to average net assets (c)(f)	2.78%	2.60%	2.95%	0.98%		3.15	% (i)
Portfolio turnover rate	19%	12%	13%	23%		37%

(a)	The Balanced ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Amount represents less than $0.01 per share.

(h)	NAV does not recalculate due to rounding of net assets.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$12.01	$13.63	$12.89	$12.26	$11.28
Income (loss) from investment operations:
Net investment income (a)(b)	0.40	0.32	0.28	0.19	0.29
Net realized and unrealized gain (loss) on investments	0.71	(1.49)	0.59	0.68	1.06
Total income (loss) from investment operations	1.11	(1.17)	0.87	0.87	1.35
Less distributions from:
Net investment income	(0.28)	(0.25)	(0.13)	(0.22)	(0.24)
Net realized gain	(0.32)	(0.20)	—	(0.02)	(0.13)
Total distributions	(0.60)	(0.45)	(0.13)	(0.24)	(0.37)
Net asset value, end of year	$12.52	$12.01	$13.63	$12.89	$12.26
Total return (c)	9.48%	(8.60)%	6.74%	7.23%	12.03%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$11,723	$12,255	$15,125	$11,103	$9,525
Ratio of expenses to average net assets (d)	0.23%	0.24%	0.24%	0.25%	0.28%
Ratio of net investment income to average net assets (b)(d)	3.16%	2.46%	2.12%	1.60%	2.43%
Portfolio turnover rate	22%	35%	8%	28%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$11.89	$13.51	$12.79	$12.17	$11.21
Income (loss) from investment operations:
Net investment income (a)(b)	0.38	0.31	0.24	0.17	0.27
Net realized and unrealized gain (loss) on investments	0.69	(1.50)	0.58	0.67	1.03
Total income (loss) from investment operations	1.07	(1.19)	0.82	0.84	1.30
Less distributions from:
Net investment income	(0.26)	(0.23)	(0.10)	(0.20)	(0.21)
Net realized gain	(0.32)	(0.20)	—	(0.02)	(0.13)
Total distributions	(0.58)	(0.43)	(0.10)	(0.22)	(0.34)
Net asset value, end of year	$12.38	$11.89	$13.51	$12.79	$12.17
Total return (c)	9.19%	(8.85)%	6.45%	7.04%	11.70%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$16,205	$10,969	$8,605	$6,662	$4,618
Ratio of expenses to average net assets (d)	0.48%	0.49%	0.49%	0.50%	0.53%
Ratio of net investment income to average net assets (b)(d)	3.07%	2.44%	1.83%	1.36%	2.27%
Portfolio turnover rate	22%	35%	8%	28%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$12.20	$13.84	$13.14	$12.54	$11.60
Income (loss) from investment operations:
Net investment income (a)(b)	0.35	0.22	0.27	0.19	0.34
Net realized and unrealized gain (loss) on investments	0.72	(1.48)	0.55	0.64	0.97
Total income (loss) from investment operations	1.07	(1.26)	0.82	0.83	1.31
Less distributions from:
Net investment income	(0.23)	(0.18)	(0.12)	(0.21)	(0.24)
Net realized gain	(0.32)	(0.20)	—	(0.02)	(0.13)
Total distributions	(0.55)	(0.38)	(0.12)	(0.23)	(0.37)
Net asset value, end of year	$12.72	$12.20	$13.84	$13.14	$12.54
Total return (c)	8.96%	(9.12)%	6.27%	6.68%	11.35%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$5,236	$3,977	$5,811	$880	$295
Ratio of expenses to average net assets (d)	0.73%	0.74%	0.74%	0.75%	0.78%
Ratio of net investment income to average net assets (b)(d)	2.79%	1.73%	1.97%	1.52%	2.75%
Portfolio turnover rate	22%	35%	8%	28%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year/period indicated.

	Service Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of year/period	$11.89	$13.51	$12.79	$12.17	$11.93
Income (loss) from investment operations:
Net investment income (b)(c)	0.39	0.33	0.30	0.00 (h)	0.00	(h)
Net realized and unrealized gain (loss) on investments	0.68	(1.52)	0.52	0.84	0.58
Total income (loss) from investment operations	1.07	(1.19)	0.82	0.84	0.58
Less distributions from:
Net investment income	(0.26)	(0.23)	(0.10)	(0.20)	(0.21)
Net realized gain	(0.32)	(0.20)	—	(0.02)	(0.13)
Total distributions	(0.58)	(0.43)	(0.10)	(0.22)	(0.34)
Net asset value, end of year/period (d)	$12.38	$11.89	$13.51	$12.79	$12.17
Total return (e)	9.19%	(8.85)%	6.45%	7.04%	4.94%
Ratios and Supplemental Data:
Net assets, end of year/period (f)	$14	$13	$14	$13	$13
Ratio of expenses to average net assets (g)	0.53%	0.54%	0.54%	0.55%	0.58	% (i)
Ratio of net investment income to average net assets (c)(g)	3.18%	2.63%	1.77%	1.32%	2.55	% (i)
Portfolio turnover rate	22%	35%	8%	28%	28%

(a)	The Conservative ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$16.36	$19.56	$16.88	$15.43	$13.29
Income (loss) from investment operations:
Net investment income (a)(b)	0.42	0.37	0.40	0.25	0.37
Net realized and unrealized gain (loss) on investments	2.23	(3.21)	2.44	1.53	2.54
Total income (loss) from investment operations	2.65	(2.84)	2.84	1.78	2.91
Less distributions from:
Net investment income	(0.25)	(0.26)	(0.16)	(0.24)	(0.26)
Net realized gain	(0.18)	(0.10)	—	(0.09)	(0.51)
Total distributions	(0.43)	(0.36)	(0.16)	(0.33)	(0.77)
Net asset value, end of year	$18.58	$16.36	$19.56	$16.88	$15.43
Total return (c)	16.41%	(14.55)%	16.89%	11.92%	22.36%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$11,051	$7,881	$7,336	$5,487	$4,834
Ratio of expenses to average net assets (d)	0.21%	0.21%	0.21%	0.22%	0.23%
Ratio of net investment income to average net assets (b)(d)	2.44%	2.16%	2.13%	1.72%	2.47%
Portfolio turnover rate	9%	11%	10%	27%	49%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$15.96	$19.10		$16.52	$15.14	$13.06
Income (loss) from investment operations:
Net investment income (a)(b)	0.39	0.32		0.35	0.23	0.33
Net realized and unrealized gain (loss) on investments	2.16	(3.13)		2.37	1.48	2.50
Total income (loss) from investment operations	2.55	(2.81)		2.72	1.71	2.83
Less distributions from:
Net investment income	(0.22)	(0.23)		(0.14)	(0.24)	(0.24)
Net realized gain	(0.18)	(0.10)		—	(0.09)	(0.51)
Total distributions	(0.40)	(0.33)		(0.14)	(0.33)	(0.75)
Net asset value, end of year	$18.11	$15.96		$19.10	$16.52	$15.14
Total return (c)	16.09%	(14.76	)% (e)	16.52%	11.67%	22.07%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$137,572	$92,042		$79,054	$47,067	$29,405
Ratio of expenses to average net assets (d)	0.46%	0.46%		0.46%	0.47%	0.48%
Ratio of net investment income to average net assets (b)(d)	2.21%	1.92%		1.92%	1.59%	2.25%
Portfolio turnover rate	9%	11%		10%	27%	49%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$17.54	$20.95	$18.10	$16.49	$14.23
Income (loss) from investment operations:
Net investment income (a)(b)	0.40	0.29	0.42	0.17	0.34
Net realized and unrealized gain (loss) on investments	2.35	(3.42)	2.53	1.66	2.69
Total income (loss) from investment operations	2.75	(3.13)	2.95	1.83	3.03
Less distributions from:
Net investment income	(0.19)	(0.18)	(0.10)	(0.13)	(0.26)
Net realized gain	(0.18)	(0.10)	—	(0.09)	(0.51)
Total distributions	(0.37)	(0.28)	(0.10)	(0.22)	(0.77)
Net asset value, end of year	$19.92	$17.54	$20.95	$18.10	$16.49
Total return (c)	15.81%	(14.95)%	16.30%	11.36%	21.72%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$3,516	$1,882	$2,060	$694	$1,044
Ratio of expenses to average net assets (d)	0.71%	0.71%	0.71%	0.72%	0.73%
Ratio of net investment income to average net assets (b)(d)	2.07%	1.55%	2.06%	1.12%	2.14%
Portfolio turnover rate	9%	11%	10%	27%	49%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year/period indicated.

	Service Class Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	December 31, 2023	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of year/period	$15.96	$19.10		$16.52	$15.14	$14.88
Income (loss) from investment operations:
Net investment income (b)(c)	0.43	0.39		0.39	0.00 (h)	0.00	(h)
Net realized and unrealized gain (loss) on investments	2.12	(3.20)		2.33	1.71	1.01
Total income (loss) from investment operations	2.55	(2.81)		2.72	1.71	1.01
Less distributions from:
Net investment income	(0.22)	(0.23)		(0.14)	(0.24)	(0.24)
Net realized gain	(0.18)	(0.10)		—	(0.09)	(0.51)
Total distributions	(0.40)	(0.33)		(0.14)	(0.33)	(0.75)
Net asset value, end of year/period (d)	$18.11	$15.96		$19.10	$16.52	$15.14
Total return (e)	16.09%	(14.76	)% (i)	16.52%	11.67%	7.16%
Ratios and Supplemental Data:
Net assets, end of year/period (f)	$20	$18		$21	$18	$16
Ratio of expenses to average net assets (g)	0.51%	0.51%		0.51%	0.52%	0.53	% (j)
Ratio of net investment income to average net assets (c)(g)	2.54%	2.29%		1.86%	0.92%	1.94	% (j)
Portfolio turnover rate	9%	11%		10%	27%	49%

(a)	The Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$13.16	$15.51	$13.87	$12.74	$11.13
Income (loss) from investment operations:
Net investment income (a)(b)	0.39	0.32	0.32	0.22	0.32
Net realized and unrealized gain (loss) on investments	1.40	(2.27)	1.49	1.13	1.79
Total income (loss) from investment operations	1.79	(1.95)	1.81	1.35	2.11
Less distributions from:
Net investment income	(0.26)	(0.23)	(0.17)	(0.20)	(0.22)
Net realized gain	(0.17)	(0.17)	—	(0.02)	(0.28)
Total distributions	(0.43)	(0.40)	(0.17)	(0.22)	(0.50)
Net asset value, end of year	$14.52	$13.16	$15.51	$13.87	$12.74
Total return (c)	13.81%	(12.66)%	13.12%	10.83%	19.14%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$10,938	$8,544	$9,750	$8,334	$8,793
Ratio of expenses to average net assets (d)	0.21%	0.21%	0.21%	0.20%	0.23%
Ratio of net investment income to average net assets (b)(d)	2.80%	2.29%	2.14%	1.77%	2.64%
Portfolio turnover rate	18%	11%	12%	27%	39%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$12.60	$14.88	$13.33	$12.26	$10.73
Income (loss) from investment operations:
Net investment income (a)(b)	0.34	0.28	0.28	0.20	0.29
Net realized and unrealized gain (loss) on investments	1.33	(2.19)	1.42	1.07	1.72
Total income (loss) from investment operations	1.67	(1.91)	1.70	1.27	2.01
Less distributions from:
Net investment income	(0.23)	(0.20)	(0.15)	(0.18)	(0.20)
Net realized gain	(0.17)	(0.17)	—	(0.02)	(0.28)
Total distributions	(0.40)	(0.37)	(0.15)	(0.20)	(0.48)
Net asset value, end of year	$13.87	$12.60	$14.88	$13.33	$12.26
Total return (c)	13.47%	(12.90)%	12.82%	10.60%	18.91%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$107,578	$87,770	$75,899	$51,819	$31,364
Ratio of expenses to average net assets (d)	0.46%	0.46%	0.46%	0.45%	0.48%
Ratio of net investment income to average net assets (b)(d)	2.54%	2.14%	1.97%	1.66%	2.48%
Portfolio turnover rate	18%	11%	12%	27%	39%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019

Net asset value, beginning of year	$13.91	$16.40	$14.69	$13.54	$11.86
Income (loss) from investment operations:
Net investment income (a)(b)	0.34	0.34	0.33	0.17	0.49
Net realized and unrealized gain (loss) on investments	1.47	(2.48)	1.51	1.19	1.68
Total income (loss) from investment operations	1.81	(2.14)	1.84	1.36	2.17
Less distributions from:
Net investment income	(0.20)	(0.18)	(0.13)	(0.19)	(0.21)
Net realized gain	(0.17)	(0.17)	—	(0.02)	(0.28)
Total distributions	(0.37)	(0.35)	(0.13)	(0.21)	(0.49)
Net asset value, end of year	$15.35	$13.91	$16.40	$14.69	$13.54
Total return (c)	13.21%	(13.07)%	12.57%	10.24%	18.52%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$12,243	$8,585	$848	$323	$237
Ratio of expenses to average net assets (d)	0.71%	0.71%	0.71%	0.70%	0.73%
Ratio of net investment income to average net assets (b)(d)	2.35%	2.34%	2.07%	1.33%	3.75%
Portfolio turnover rate	18%	11%	12%	27%	39%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year/period indicated.

	Service Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019 (a)

Net asset value, beginning of year/period	$12.58	$14.84	$13.28	$12.24	$11.97
Income (loss) from investment operations:
Net investment income (b)(c)	0.32	0.27	0.26	0.17	0.36
Net realized and unrealized gain (loss) on investments	1.33	(2.17)	1.43	1.08	0.40
Total income (loss) from investment operations	1.65	(1.90)	1.69	1.25	0.76
Less distributions from:
Net investment income	(0.22)	(0.19)	(0.13)	(0.19)	(0.21)
Net realized gain	(0.17)	(0.17)	—	(0.02)	(0.28)
Total distributions	(0.39)	(0.36)	(0.13)	(0.21)	(0.49)
Net asset value, end of year/period	$13.84	$12.58	$14.84	$13.28	$12.24
Total return (d)	13.36%	(12.86)%	12.80%	10.48%	6.60%
Ratios and Supplemental Data:
Net assets, end of year/period (in 000’s)	$11,948	$10,381	$12,425	$11,834	$11,619
Ratio of expenses to average net assets (e)	0.51%	0.51%	0.51%	0.50%	0.53	% (f)
Ratio of net investment income to average net assets (c)(e)	2.45%	1.97%	1.78%	1.48%	4.45	% (f)
Portfolio turnover rate	18%	11%	12%	27%	39%

(a)	The Moderate Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$12.48	$38.19	$35.58	$34.89	$32.10
Income (loss) from investment operations:
Net investment income (a)(b)	0.25	0.66	0.66	0.48	0.69
Net realized and unrealized gain (loss) on investments and futures contracts	0.93	(5.04)	2.46	1.56	3.96
Total income (loss) from investment operations	1.18	(4.38)	3.12	2.04	4.65
Less distributions from:
Net investment income	(0.07)	(7.05)	(0.51)	(0.87)	(0.87)
Net realized gain	(0.06)	(14.28)	—	(0.48)	(0.99)
Total distributions	(0.13)	(21.33)	(0.51)	(1.35)	(1.86)
Net asset value, end of year	$13.53	$12.48	$38.19	$35.58	$34.89
Total return (c)	9.49%	(11.75)%	8.80%	6.17%	14.81%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$775	$142	$161	$148	$140
Ratio of expenses to average net assets (d)	0.43%	0.41%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b)(d)	3.34%	2.26%	1.75%	1.38%	2.04%
Portfolio turnover rate	21%	14%	9%	27%	36%

*	Effective August 18, 2023, the Portfolio had a three-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the three-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$12.90	$38.01	$35.40	$34.71	$31.92
Income (loss) from investment operations:
Net investment income (a)(b)	0.16	0.54	0.54	0.39	0.66
Net realized and unrealized gain (loss) on investments and futures contracts	1.00	(5.01)	2.49	1.56	3.90
Total income (loss) from investment operations	1.16	(4.47)	3.03	1.95	4.56
Less distributions from:
Net investment income	(0.04)	(6.36)	(0.42)	(0.78)	(0.78)
Net realized gain	(0.06)	(14.28)	—	(0.48)	(0.99)
Total distributions	(0.10)	(20.64)	(0.42)	(1.26)	(1.77)
Net asset value, end of year	$13.96	$12.90	$38.01	$35.40	$34.71
Total return (c)	9.02%	(11.85)%	8.57%	5.90%	14.55%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$36,144	$32,612	$373,337	$382,900	$409,218
Ratio of expenses to average net assets (d)	0.68%	0.66%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b)(d)	2.65%	1.55%	1.46%	1.10%	1.97%
Portfolio turnover rate	21%	14%	9%	27%	36%

*	Effective August 18, 2023, the Portfolio had a three-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the three-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 3 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$12.66	$38.19	$35.55	$34.89	$32.07
Income (loss) from investment operations:
Net investment income (a)(b)	0.14	0.51	0.51	0.33	0.66
Net realized and unrealized gain (loss) on investments and futures contracts	1.01	(5.01)	2.52	1.56	3.90
Total income (loss) from investment operations	1.15	(4.50)	3.03	1.89	4.56
Less distributions from:
Net investment income	(0.02)	(6.75)	(0.39)	(0.75)	(0.75)
Net realized gain	(0.06)	(14.28)	—	(0.48)	(0.99)
Total distributions	(0.08)	(21.03)	(0.39)	(1.23)	(1.74)
Net asset value, end of year	$13.73	$12.66	$38.19	$35.55	$34.89
Total return (c)	9.16%	(12.08)%	8.51%	5.66%	14.48%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$20,522	$21,739	$81,163	$82,899	$88,729
Ratio of expenses to average net assets (d)	0.78%	0.76%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets (b)(d)	2.49%	1.56%	1.35%	1.00%	1.90%
Portfolio turnover rate	21%	14%	9%	27%	36%

*	Effective August 18, 2023, the Portfolio had a three-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the three-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 4 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$11.88	$37.53	$34.86	$34.20	$31.47
Income (loss) from investment operations:
Net investment income (a)(b)	0.11	0.45	0.39	0.24	0.54
Net realized and unrealized gain (loss) on investments and futures contracts	0.91	(4.98)	2.49	1.53	3.84
Total income (loss) from investment operations	1.02	(4.53)	2.88	1.77	4.38
Less distributions from:
Net investment income	—	(6.84)	(0.21)	(0.63)	(0.66)
Net realized gain	(0.06)	(14.28)	—	(0.48)	(0.99)
Total distributions	(0.06)	(21.12)	(0.21)	(1.11)	(1.65)
Net asset value, end of year	$12.84	$11.88	$37.53	$34.86	$34.20
Total return (c)	8.63%	(12.17)%	8.28%	5.46%	14.17%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$4,068	$5,055	$6,494	$8,104	$10,059
Ratio of expenses to average net assets (d)	1.03%	1.01%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (b)(d)	2.18%	1.61%	1.05%	0.74%	1.64%
Portfolio turnover rate	21%	14%	9%	27%	36%

*	Effective August 18, 2023, the Portfolio had a three-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the three-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *		December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$19.29		$40.26	$37.65	$36.96	$34.17
Income (loss) from investment operations:
Net investment income (a)(b)	0.27		0.42	0.90	0.27	0.93
Net realized and unrealized gain (loss) on investments and futures contracts	1.34		(7.11)	2.13	1.68	3.63
Total income from investment operations	1.61		(6.69)	3.03	1.95	4.56
Less distributions from:
Net investment income	(0.04)		—	(0.42)	(0.78)	(0.78)
Net realized gain	(0.06)		(14.28)	—	(0.48)	(0.99)
Total distributions	(0.10)		(14.28)	(0.42)	(1.26)	(1.77)
Net asset value, end of year (c)	$20.80		$19.29	$40.26	$37.65	$36.96
Total return (d)	8.52	% (g)	(11.73)%	8.06%	5.52%	13.64%
Ratios and Supplemental Data:
Net assets, end of year (e)	$36		$14	$16	$15	$14
Ratio of expenses to average net assets (f)	0.93%		0.91%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets (b)(f)	2.08%		1.51%	0.95%	0.64%	1.54%
Portfolio turnover rate	21%		14%	9%	27%	36%

*	Effective August 18, 2023, the Portfolio had a three-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the three-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	NAV does not recalculate due to rounding of net assets.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *		December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$11.04		$26.32	$23.64	$22.98	$21.46
Income (loss) from investment operations:
Net investment income (a)(b)	0.15		0.36	0.42	0.30	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	1.11		(3.78)	2.60	0.88	3.08
Total income (loss) from investment operations	1.26		(3.42)	3.02	1.18	3.58
Less distributions from:
Net investment income	(0.08)		(2.18)	(0.34)	(0.52)	(0.52)
Net realized gain	(0.02)		(9.68)	—	—	(1.54)
Total distributions	(0.10)		(11.86)	(0.34)	(0.52)	(2.06)
Net asset value, end of year	$12.20		$11.04	$26.32	$23.64	$22.98
Total return (c)	11.45	% (e)	(13.45)%	12.79%	5.46%	17.32%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$8,200		$17,478	$26,491	$28,548	$29,825
Ratio of expenses to average net assets (d)	0.41%		0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b)(d)	2.15%		1.71%	1.62%	1.34%	2.19%
Portfolio turnover rate	12%		18%	9%	37%	36%

*	Effective August 18, 2023, the Portfolio had a two-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the two-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$11.10	$26.20	$23.52	$22.86	$21.34
Income (loss) from investment operations:
Net investment income (a)(b)	0.14	0.30	0.34	0.24	0.44
Net realized and unrealized gain (loss) on investments and futures contracts	1.09	(3.78)	2.62	0.88	3.08
Total income (loss) from investment operations	1.23	(3.48)	2.96	1.12	3.52
Less distributions from:
Net investment income	(0.05)	(1.94)	(0.28)	(0.46)	(0.46)
Net realized gain	(0.02)	(9.68)	—	—	(1.54)
Total distributions	(0.07)	(11.62)	(0.28)	(0.46)	(2.00)
Net asset value, end of year	$12.26	$11.10	$26.20	$23.52	$22.86
Total return (c)	11.14%	(13.73)%	12.59%	5.19%	17.08%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$106,222	$103,516	$619,200	$613,432	$652,103
Ratio of expenses to average net assets (d)	0.66%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b)(d)	2.10%	1.28%	1.34%	1.10%	1.91%
Portfolio turnover rate	12%	18%	9%	37%	36%

*	Effective August 18, 2023, the Portfolio had a two-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the two-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 3 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$10.86	$26.08	$23.42	$22.74	$21.24
Income (loss) from investment operations:
Net investment income (a)(b)	0.13	0.30	0.32	0.22	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	1.06	(3.76)	2.58	0.90	3.06
Total income (loss) from investment operations	1.19	(3.46)	2.90	1.12	3.46
Less distributions from:
Net investment income	(0.04)	(2.08)	(0.24)	(0.44)	(0.42)
Net realized gain	(0.02)	(9.68)	—	—	(1.54)
Total distributions	(0.06)	(11.76)	(0.24)	(0.44)	(1.96)
Net asset value, end of year	$11.99	$10.86	$26.08	$23.42	$22.74
Total return (c)	11.00%	(13.79)%	12.43%	5.18%	16.93%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$67,253	$71,051	$144,867	$149,766	$162,948
Ratio of expenses to average net assets (d)	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets (b)(d)	1.97%	1.32%	1.23%	0.99%	1.81%
Portfolio turnover rate	12%	18%	9%	37%	36%

*	Effective August 18, 2023, the Portfolio had a two-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the two-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 4 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$11.06	$26.32	$23.64	$22.96	$21.38
Income (loss) from investment operations:
Net investment income (a)(b)	0.12	0.24	0.26	0.16	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	1.06	(3.76)	2.60	0.90	3.08
Total income (loss) from investment operations	1.18	(3.52)	2.86	1.06	3.44
Less distributions from:
Net investment income	(0.01)	(2.06)	(0.18)	(0.38)	(0.32)
Net realized gain	(0.02)	(9.68)	—	—	(1.54)
Total distributions	(0.03)	(11.74)	(0.18)	(0.38)	(1.86)
Net asset value, end of year	$12.21	$11.06	$26.32	$23.64	$22.96
Total return (c)	10.71%	(13.86)%	12.13%	4.85%	16.64%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$3,329	$3,590	$4,639	$4,592	$5,079
Ratio of expenses to average net assets (d)	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (b)(d)	1.72%	1.18%	0.99%	0.74%	1.58%
Portfolio turnover rate	12%	18%	9%	37%	36%

*	Effective August 18, 2023, the Portfolio had a two-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the two-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$12.22	$27.36	$24.68	$24.02	$22.50
Income (loss) from investment operations:
Net investment income (a)(b)	0.22	0.40	0.48	0.10	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	1.07	(3.92)	2.48	1.02	3.02
Total income (loss) from investment operations	1.29	(3.52)	2.96	1.12	3.52
Less distributions from:
Net investment income	(0.05)	(1.94)	(0.28)	(0.46)	(0.46)
Net realized gain	(0.02)	(9.68)	—	—	(1.54)
Total distributions	(0.07)	(11.62)	(0.28)	(0.46)	(2.00)
Net asset value, end of year (c)	$13.44	$12.22	$27.36	$24.68	$24.02
Total return (d)	10.61%	(13.38)%	12.00%	4.92%	16.12%
Ratios and Supplemental Data:
Net assets, end of year (e)	$29	$14	$16	$15	$14
Ratio of expenses to average net assets (f)	0.91%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets (b)(f)	1.62%	1.08%	0.89%	0.64%	1.48%
Portfolio turnover rate	12%	18%	9%	37%	36%

*	Effective August 18, 2023, the Portfolio had a two-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the two-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	NAV does not recalculate due to rounding of net assets.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$11.00	$67.50	$61.45	$59.95	$55.10
Income (loss) from investment operations:
Net investment income (a)(b)	0.09	0.80	1.10	0.80	1.35
Net realized and unrealized gain (loss) on investments and futures contracts	1.07	(9.30)	5.85	2.70	7.55
Total income (loss) from investment operations	1.16	(8.50)	6.95	3.50	8.90
Less distributions from:
Net investment income	(0.08)	(10.45)	(0.90)	(1.50)	(1.50)
Net realized gain	(0.03)	(37.55)	—	(0.50)	(2.55)
Total distributions	(0.11)	(48.00)	(0.90)	(2.00)	(4.05)
Net asset value, end of year	$12.05	$11.00	$67.50	$61.45	$59.95
Total return (c)	10.62%	(13.22)%	11.38%	6.20%	16.59%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$316	$326	$1,167	$1,116	$1,115
Ratio of expenses to average net assets (d)	0.41%	0.41%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b)(d)	2.72%	1.79%	1.68%	1.43%	2.31%
Portfolio turnover rate	14%	14%	9%	32%	35%

*	Effective August 18, 2023, the Portfolio had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$11.80	$67.25	$61.25	$59.75	$54.90
Income (loss) from investment operations:
Net investment income (a)(b)	0.08	0.85	0.90	0.65	1.20
Net realized and unrealized gain (loss) on investments and futures contracts	1.13	(9.40)	5.85	2.70	7.50
Total income (loss) from investment operations	1.21	(8.55)	6.75	3.35	8.70
Less distributions from:
Net investment income	(0.05)	(9.35)	(0.75)	(1.35)	(1.30)
Net realized gain	(0.03)	(37.55)	—	(0.50)	(2.55)
Total distributions	(0.08)	(46.90)	(0.75)	(1.85)	(3.85)
Net asset value, end of year	$12.93	$11.80	$67.25	$61.25	$59.75
Total return (c)	10.33%	(13.35)%	11.06%	5.91%	16.30%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$55,692	$55,717	$626,034	$629,522	$673,353
Ratio of expenses to average net assets (d)	0.66%	0.66%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b)(d)	2.46%	1.41%	1.41%	1.16%	2.02%
Portfolio turnover rate	14%	14%	9%	32%	35%

*	Effective August 18, 2023, the Portfolio had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 3 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$10.85	$67.05	$61.05	$59.50	$54.70
Income (loss) from investment operations:
Net investment income (a)(b)	0.07	0.75	0.85	0.60	1.10
Net realized and unrealized gain (loss) on investments and futures contracts	1.04	(9.35)	5.85	2.70	7.50
Total income (loss) from investment operations	1.11	(8.60)	6.70	3.30	8.60
Less distributions from:
Net investment income	(0.05)	(10.05)	(0.70)	(1.25)	(1.25)
Net realized gain	(0.03)	(37.55)	—	(0.50)	(2.55)
Total distributions	(0.08)	(47.60)	(0.70)	(1.75)	(3.80)
Net asset value, end of year	$11.88	$10.85	$67.05	$61.05	$59.50
Total return (c)	10.23%	(13.53)%	10.98%	5.90%	16.16%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$47,487	$50,774	$157,188	$159,926	$171,983
Ratio of expenses to average net assets (d)	0.76%	0.76%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets (b)(d)	2.34%	1.44%	1.30%	1.06%	1.92%
Portfolio turnover rate	14%	14%	9%	32%	35%

*	Effective August 18, 2023, the Portfolio had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 4 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$10.40	$66.80	$60.80	$59.30	$54.50
Income (loss) from investment operations:
Net investment income (a)(b)	0.06	0.55	0.70	0.45	1.00
Net realized and unrealized gain (loss) on investments and futures contracts	0.98	(9.25)	5.80	2.65	7.45
Total income (loss) from investment operations	1.04	(8.70)	6.50	3.10	8.45
Less distributions from:
Net investment income	(0.02)	(10.15)	(0.50)	(1.10)	(1.10)
Net realized gain	(0.03)	(37.55)	—	(0.50)	(2.55)
Total distributions	(0.05)	(47.70)	(0.50)	(1.60)	(3.65)
Net asset value, end of year	$11.39	$10.40	$66.80	$60.80	$59.30
Total return (c)	10.04%	(13.76)%	10.72%	5.53%	15.88%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$4,246	$4,595	$6,376	$6,657	$7,455
Ratio of expenses to average net assets (d)	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (b)(d)	2.08%	1.37%	1.04%	0.80%	1.70%
Portfolio turnover rate	14%	14%	9%	32%	35%

*	Effective August 18, 2023, the Portfolio had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023 *	December 31, 2022 *	December 31, 2021 *	December 31, 2020 *	December 31, 2019 *

Net asset value, beginning of year	$24.95	$71.35	$65.20	$63.70	$58.85
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.31	(0.70)	1.05	0.45	1.60
Net realized and unrealized gain (loss) on investments and futures contracts	1.24	(8.15)	5.85	2.90	7.10
Total income (loss) from investment operations	1.55	(8.85)	6.90	3.35	8.70
Less distributions from:
Net investment income	(0.05)	—	(0.75)	(1.35)	(1.30)
Net realized gain	(0.03)	(37.55)	—	(0.50)	(2.55)
Total distributions	(0.08)	(37.55)	(0.75)	(1.85)	(3.85)
Net asset value, end of year	$26.42	$24.95	$71.35	$65.20 (f)	$63.70 (f)
Total return (c)	6.24%	(12.84)%	10.62%	5.52%	15.21%
Ratios and Supplemental Data:
Net assets, end of year (d)	$42	$15	$521,296	$15	$14
Ratio of expenses to average net assets (e)	0.91%	0.91%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets (b)(e)	1.98%	(0.92)%	1.49%	0.70%	1.60%
Portfolio turnover rate	14%	14%	9%	32%	35%

*	Effective August 18, 2023, the Portfolio had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Rounded net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Notes to Financial Statements
December 31, 2023

1.	ORGANIZATION

The TOPS® ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of eight different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The TOPS® ETF Portfolios are “fund of funds”, in that the Portfolios will generally invest in other investment companies. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Aggressive Growth ETF Portfolio	Capital appreciation.
Balanced ETF Portfolio	Income and capital appreciation.
Conservative ETF Portfolio	Preserve capital and provide moderate income and moderate capital appreciation.
Growth ETF Portfolio	Capital appreciation.
Moderate Growth ETF Portfolio	Capital appreciation.
Managed Risk Balanced ETF Portfolio	Income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
Managed Risk Growth ETF Portfolio	Capital appreciation with less volatility than the equity markets as a whole.
Managed Risk Moderate Growth ETF Portfolio	Capital appreciation with less volatility than the equity markets as a whole.

The Aggressive Growth ETF Portfolio, Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio (collectively the “Traditional Portfolios”) currently offer four classes of shares: Class 1 Shares, Class 2 Shares, Investor Class Shares and Service Class Shares. The Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio, and Managed Risk Moderate Growth ETF Portfolio, (collectively the “Managed Risk Portfolios”) currently offer five classes of shares: Class 1 Shares, Class 2 Shares, Class 3 Shares, Class 4 Shares, and Investor Class Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Effective August 18, 2023, each class of shares of the Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio underwent a reverse share split in the following ratios:

Portfolio	Reverse Share Split Ratio
Managed Risk Balanced ETF Portfolio	3 for 1
Managed Risk Growth ETF Portfolio	2 for 1
Managed Risk Moderate Growth ETF Portfolio	5 for 1

The effect of the reverse share split decreased the number of shares outstanding for each of the Portfolios listed by a split factor shown above, with a corresponding increase in the net asset value (“NAV”) per share. This event does not impact the overall net assets of each class. The share activity presented in the Statements of Changes and the per share data presented in the Financial Highlights have been retroactively adjusted to reflect this reverse share split.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Funds of Funds – The Portfolios may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolios’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for each Portfolio’s investments measured at fair value:

Aggressive Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$137,341,095	$—	$—	$137,341,095
Short-Term Investments	4,903,175	—	—	4,903,175
Total	$142,244,270	$—	$—	$142,244,270

Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$97,695,437	$—	$—	$97,695,437
Short-Term Investments	3,007,910	—	—	3,007,910
Total	$100,703,347	$—	$—	$100,703,347

Conservative ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$32,463,980	$—	$—	$32,463,980
Short-Term Investments	786,554	—	—	786,554
Total	$33,250,534	$—	$—	$33,250,534

Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$148,818,103	$—	$—	$148,818,103
Short-Term Investments	4,528,261	—	—	4,528,261
Total	$153,346,364	$—	$—	$153,346,364

Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$139,761,925	$—	$—	$139,761,925
Short-Term Investments	4,787,166	—	—	4,787,166
Total	$144,549,091	$—	$—	$144,549,091

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

Managed Risk Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$54,261,484	$—	$—	$54,261,484
Short-Term Investments	13,347,047	—	—	13,347,047
Derivatives
Futures Contracts **	186,084	—	—	186,084
Total	$67,794,615	$—	$—	$67,794,615

Managed Risk Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$163,119,468	$—	$—	$163,119,468
Short-Term Investments	21,828,785	—	—	21,828,785
Derivatives
Futures Contracts **	759,892	—	—	759,892
Total	$185,708,145	$—	$—	$185,708,145

Managed Risk Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$95,064,871	$—	$—	$95,064,871
Short-Term Investments	16,053,721	—	—	16,053,721
Derivatives
Futures Contracts **	404,531	—	—	404,531
Total	$111,523,123	$—	$—	$111,523,123

The Portfolios did not hold any Level 2 or 3 securities during the year ended December 31, 2023.

*	Refer to the Schedule of Investments for security classifications.

**	Cumulative unrealized appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 through December 31, 2022 or expected to be taken in the Portfolios’ December 31, 2023 year-end tax return. Each Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The following is a summary of the location of derivative investments on the Portfolios’ Statements of Asset and Liabilities as of December 31, 2023:

Managed Risk Balanced ETF Portfolio
	Statement of Assets and Liabilities	Unrealized Appreciation
Contract Type/Primary Risk Exposure	Location	(Depreciation)
Equity Risk	Unrealized appreciation on futures contracts	$113,427
Interest Risk	Unrealized appreciation on futures contracts	72,657
Total		$186,084

Managed Risk Growth ETF Portfolio
	Statement of Assets and Liabilities	Unrealized Appreciation
Contract Type/Primary Risk Exposure	Location	(Depreciation)
Equity Risk	Unrealized appreciation on futures contracts	$660,595
Interest Risk	Unrealized appreciation on futures contracts	99,297
Total		$759,892

Managed Risk Moderate Growth ETF Portfolio
	Statement of Assets and Liabilities	Unrealized Appreciation
Contract Type/Primary Risk Exposure	Location	(Depreciation)
Equity Risk	Unrealized appreciation on futures contracts	$298,313
Interest Risk	Unrealized appreciation on futures contracts	106,218
Total		$404,531

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

The following is a summary of the location of derivative investments on the Portfolios’ Statements of Operations for the year ended December 31, 2023:

Managed Risk Balanced ETF Portfolio

			Realized and Unrealized Gain
		Location of Gain (Loss) on Derivatives	(Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Futures Contracts	Equity Risk	Net realized loss on futures transactions	$(622,590)
Futures Contracts	Interest Risk	Net realized loss on futures transactions	(121,149)
Total			$(743,739)
Futures Contracts	Equity Risk	Net change in unrealized depreciation on futures contracts	$(89,385)
Futures Contracts	Interest Risk	Net change in unrealized appreciation on futures contracts	76,202
Total			$(13,183)

Managed Risk Growth ETF Portfolio

			Realized and Unrealized Gain
		Location of Gain (Loss) on Derivatives	(Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Futures Contracts	Equity Risk	Net realized loss on futures transactions	$(5,667,604)
Futures Contracts	Interest Risk	Net realized loss on futures transactions	(285,492)
Total			$(5,953,096)
Futures Contracts	Equity Risk	Net change in unrealized depreciation on futures contracts	$(637,605)
Futures Contracts	Interest Risk	Net change in unrealized appreciation on futures contracts	102,842
Total			$(534,763)

Managed Risk Moderate Growth ETF Portfolio

			Realized and Unrealized Gain
		Location of Gain (Loss) on Derivatives	(Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Futures Contracts	Equity Risk	Net realized loss on futures transactions	$(1,941,887)
Futures Contracts	Interest Risk	Net realized loss on futures transactions	(205,742)
Total			$(2,147,629)
Futures Contracts	Equity Risk	Net change in unrealized depreciation on futures contracts	$(142,474)
Futures Contracts	Interest Risk	Net change in unrealized appreciation on futures contracts	110,823
Total			$(31,651)

The notional value of the derivative instruments outstanding as of December 31, 2023 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for each Portfolio.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolios have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Portfolios are authorized to loan securities to the Borrower. In exchange, the Portfolios receive cash and securities as collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Securities received as collateral are U.S. government securities; securities received as collateral, if any, are not recognized as portfolio assets. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Portfolio. Each Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Portfolio is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

The following table is a summary of the Portfolios’ securities loaned and related collateral which are subject to a netting agreement as of December 31, 2023:

				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities *
			Net Amounts of
		Gross Amounts	Assets Presented
		Offset in the	in the
	Gross Amounts	Statements of	Statements of	Financial
	of Recognized	Assets &	Assets &	Instruments	Cash Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Received	Received	Assets
Aggressive Growth ETF Portfolio
Description:
Securities Loaned	$1,221,150	$—	$1,221,150	$—	$1,221,150	$—
Total	$1,221,150	$—	$1,221,150	$—	$1,221,150	$—

Balanced ETF Portfolio
Description:
Securities Loaned	$3,639,747	$—	$3,639,747	$3,639,747	$—	$—
Total	$3,639,747	$—	$3,639,747	$3,639,747	$—	$—

Conservative ETF Portfolio
Description:
Securities Loaned	$406,410	$—	$406,410	$406,410	$—	$—
Total	$406,410	$—	$406,410	$406,410	$—	$—

Growth ETF Portfolio
Description:
Securities Loaned	$3,932,806	$—	$3,932,806	$3,612,576	$320,230	$—
Total	$3,932,806	$—	$3,932,806	$3,612,576	$320,230	$—

Moderate Growth ETF Portfolio
Description:
Securities Loaned	$5,567,268	$—	$5,567,268	$4,983,610	$583,658	$—
Total	$5,567,268	$—	$5,567,268	$4,983,610	$583,658	$—

Managed Risk Balanced ETF Portfolio
Description:
Securities Loaned	$7,652,204	$—	$7,652,204	$1,852,709	$5,799,495	$—
Total	$7,652,204	$—	$7,652,204	$1,852,709	$5,799,495	$—

Managed Risk Growth ETF Portfolio
Description:
Securities Loaned	$5,175,797	$—	$5,175,797	$4,649,331	$526,466	$—
Total	$5,175,797	$—	$5,175,797	$4,649,331	$526,466	$—

Managed Risk Moderate Growth ETF Portfolio
Description:
Securities Loaned	$6,700,286	$—	$6,700,286	$3,076,864	$3,623,422	$—
Total	$6,700,286	$—	$6,700,286	$3,076,864	$3,623,422	$—

*	The amount is limited to the securities loaned asset balance and accordingly, does not include excess collateral pledged.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

The following table breaks out the holdings received as collateral as of December 31, 2023:

Securities Lending Transactions
Overnight and Continuous
Aggressive Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$1,248,503

Balanced ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$30,457

Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$403,201

Moderate Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$701,400

Managed Risk Balanced ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$5,966,309

Managed Risk Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$635,075

Managed Risk Moderate Growth ETF Portfolio
Federated Hermes Government Obligations Fund, Institutional Class	$3,769,521

The fair value of the securities loaned for the Aggressive Growth ETF Portfolio, Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio, Moderate Growth ETF Portfolio, Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio totaled $1,221,150, $3,639,747, $406,410, $3,932,806, $5,567,268, $7,652,204, $5,175,797 and $6,700,286 as of December 31, 2023, respectively. The securities loaned are noted in the Schedules of Investments. The fair value of the “collateral for securities loaned” on each Schedule of Investments includes only cash collateral received and reinvested that totaled $$1,248,503, $30,457, $403,201, $701,400, $$5,966,309, $635,075 and $3,769,521 for the Aggressive Growth ETF Portfolio, Balanced ETF Portfolio, Growth ETF Portfolio, Moderate Growth ETF Portfolio, Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio as of December 31, 2023, respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” The Conservative ETF Portfolio did not receive cash collateral as of December 31, 2023. At December 31, 2023, the Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio, Moderate Growth ETF Portfolio, Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio received non-cash collateral of $3,685,364, $414,925, $3,612,576, $4,983,610, $1,852,709, $4,649,331 and $3,076,864, respectively. The Aggressive Growth ETF Portfolio did not receive non-cash collateral as of December 31, 2023. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of a Portfolio at the Portfolio’s custodian. A Portfolio cannot pledge or resell the collateral.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Aggressive Growth ETF Portfolio	$42,858,792	$10,467,908
Balanced ETF Portfolio	32,726,518	15,908,667
Conservative ETF Portfolio	10,464,513	6,378,049
Growth ETF Portfolio	44,069,306	11,379,435
Moderate Growth ETF Portfolio	37,801,596	21,977,974
Managed Risk Balanced ETF Portfolio	10,895,817	13,623,416
Managed Risk Growth ETF Portfolio	20,103,450	51,471,371
Managed Risk Moderate Growth ETF Portfolio	13,716,783	26,879,104

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisors, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC. as the Managed Risk Portfolios’ sub-advisor (the “sub-advisor”). Pursuant to an advisory agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.10% of each of the Traditional Portfolio’s average daily net assets and 0.30% of each of the Managed Risk Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and sub-advisor, on behalf of the Managed Risk Portfolios, the Advisor not the Portfolios pays the sub-advisor a fee, which is computed and accrued daily and paid monthly. For the year ended December 31, 2023, the Portfolios paid the following in advisory fees.

Portfolio	Advisory Fees
Aggressive Growth ETF Portfolio	$112,131
Balanced ETF Portfolio	85,722
Conservative ETF Portfolio	29,497
Growth ETF Portfolio	123,637
Moderate Growth ETF Portfolio	123,432
Managed Risk Balanced ETF Portfolio	177,887
Managed Risk Growth ETF Portfolio	562,330
Managed Risk Moderate Growth ETF Portfolio	324,469

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 shares, Class 3 shares, Class 4 shares, and Investor Class shares. The fee is calculated at an annual rate of 0.25%, 0.35%, 0.60%, and 0.50% of the average daily net assets attributable to each Portfolio’s Class 2 shares, Class 3 shares, Class 4 shares, and Investor Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2023, the Portfolios paid the following in distribution fees under the Plan.

Portfolio	Distribution Fees
Aggressive Growth ETF Portfolio	$279,173
Balanced ETF Portfolio	204,089
Conservative ETF Portfolio	55,947
Growth ETF Portfolio	293,007
Moderate Growth ETF Portfolio	282,946
Managed Risk Balanced ETF Portfolio	183,451
Managed Risk Growth ETF Portfolio	522,580
Managed Risk Moderate Growth ETF Portfolio	333,442

Service Class shares also include shareholder servicing and administrative fees for Balanced ETF Portfolio and Moderate Growth ETF Portfolio Fund in the amounts of $4,513 and $33,117, respectively.

In addition, certain affiliates of the Distributor provide services to the Portfolios as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, each Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the year ended December 31, 2023, the Trustees received fees in the amount of $18,437 on behalf of each Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are also Officers of UFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from UFS under the administrative servicing agreement.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio were as follows:

Aggressive Growth ETF Portfolio
Pruco Life Insurance Company	82%

Balanced ETF Portfolio
Pruco Life Insurance Company	72%

Conservative ETF Portfolio
Pruco Life Insurance Company	41%
Members Life Insurance Company	33%

Growth ETF Portfolio
Pruco Life Insurance Company	80%

Moderate Growth ETF Portfolio
Pruco Life Insurance Company	55%

Managed Risk Balanced ETF Portfolio
Forethought Life Insurance Company	29%

Managed Risk Growth ETF Portfolio
Forethought Life Insurance Company	34%
Minnesota Life Insurance Co.	32%

Managed Risk Moderate Growth ETF Portfolio
Forethought Life Insurance Company	39%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The table below represents aggregate cost for federal tax purposes for the Portfolios as of December 31, 2023 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Tax Net
	Cost for			Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Purposes	Appreciation	Depreciation	(Depreciation)
Aggressive Growth ETF Portfolio	$128,181,526	$15,522,592	$(1,459,848)	$14,062,744
Balanced ETF Portfolio	97,703,865	6,667,787	(3,668,305)	2,999,482
Conservative ETF Portfolio	33,679,745	975,762	(1,404,974)	(429,212)
Growth ETF Portfolio	137,786,683	18,192,090	(2,632,409)	15,559,681
Moderate Growth ETF Portfolio	135,252,599	13,361,738	(4,065,246)	9,296,492
Managed Risk Balanced ETF Portfolio	67,323,218	4,132,068	(3,846,755)	285,313
Managed Risk Growth ETF Portfolio	170,660,385	19,487,151	(5,199,283)	14,287,868
Managed Risk Moderate Growth ETF Portfolio	108,253,508	8,601,165	(5,736,081)	2,865,084

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

The tax character of the Portfolios’ distributions paid for the years ended December 31, 2023 and December 31, 2022 was as follows:

For the year ended December 31, 2023:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$1,389,435	$647,026	$2,036,461
Balanced ETF Portfolio	1,641,040	1,188,315	2,829,355
Conservative ETF Portfolio	649,347	785,036	1,434,383
Growth ETF Portfolio	1,773,387	1,430,355	3,203,742
Moderate Growth ETF Portfolio	2,211,354	1,649,498	3,860,852
Managed Risk Balanced ETF Portfolio	132,052	277,804	409,856
Managed Risk Growth ETF Portfolio	783,195	267,042	1,050,237
Managed Risk Moderate Growth ETF Portfolio	390,620	308,036	698,656

For the year ended December 31, 2022:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$1,075,485	$59,206	$1,134,691
Balanced ETF Portfolio	1,208,327	1,068,912	2,277,239
Conservative ETF Portfolio	554,504	385,974	940,478
Growth ETF Portfolio	1,408,403	586,225	1,994,628
Moderate Growth ETF Portfolio	1,728,293	1,319,890	3,048,183
Managed Risk Balanced ETF Portfolio	13,359,102	24,252,865	37,611,967
Managed Risk Growth ETF Portfolio	18,156,955	84,463,994	102,620,949
Managed Risk Moderate Growth ETF Portfolio	25,714,915	66,069,697	91,784,612

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Aggressive Growth ETF Portfolio	$2,246,005	$1,557,590	$—	$—	$—	$14,062,744	$17,866,339
Balanced ETF Portfolio	2,346,582	538,505	—	—	—	2,999,482	5,884,569
Conservative ETF Portfolio	904,800	267,662	—	—	—	(429,212)	743,250
Growth ETF Portfolio	2,750,118	390,017	—	—	—	15,559,681	18,699,816
Moderate Growth ETF Portfolio	3,130,949	2,412,641	—	—	—	9,296,492	14,840,082
Managed Risk Balanced ETF Portfolio	1,519,715	—	—	(5,185,344)	—	285,313	(3,380,316)
Managed Risk Growth ETF Portfolio	3,841,071	—	—	(8,415,693)	—	14,287,868	9,713,246
Managed Risk Moderate Growth ETF Portfolio	2,583,164	—	—	(12,306,430)	—	2,865,084	(6,858,182)

The difference between book basis and tax basis accumulated net realized gains/ losses, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of Section 1256 futures contracts.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2023

At December 31, 2023, the below Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
Aggressive Growth ETF Portfolio	$—	$—	$—
Balanced ETF Portfolio	—	—	—
Conservative ETF Portfolio	—	—	—
Growth ETF Portfolio	—	—	—
Moderate Growth ETF Portfolio	—	—	—
Managed Risk Balanced ETF Portfolio	—	5,185,344	5,185,344
Managed Risk Growth ETF Portfolio	4,104,816	4,310,877	8,415,693
Managed Risk Moderate Growth ETF Portfolio	1,071,390	11,235,040	12,306,430

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Aggressive Growth ETF Portfolio (the “Fund”) currently seeks to achieve its investment objectives by investing its assets in underlying Funds. As of December 31, 2023, the percentage of the Fund’s net assets invested in the Vanguard S&P 500 ETF was 25.0%. (the “Security”). The Aggressive Growth ETF Portfolio may sell its investments in this Security at any time if the Advisor determines that it is in the best interest of the Aggressive Growth ETF Portfolio and its shareholders to do so.

The performance of the Aggressive Growth ETF Portfolio will be directly affected by the performance of this investment. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the respective Security’s N-CSR’s available at “www.sec.gov”.

8.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Portfolios.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust and Shareholders of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio, TOPS Moderate Growth ETF Portfolio, TOPS Managed Risk Balanced ETF Portfolio, TOPS Managed Risk Growth ETF Portfolio, and TOPS Managed Risk Moderate Growth ETF Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio, TOPS Moderate Growth ETF Portfolio, TOPS Managed Risk Balanced ETF Portfolio, TOPS Managed Risk Growth ETF Portfolio, and TOPS Managed Risk Moderate Growth ETF Portfolio (the “Portfolios”), each a portfolio constituting the Northern Lights Variable Trust (the “Trust”), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 26, 2024

We have served as the auditor of one or more TOPS Portfolios investment companies since 2019.

TOPS® ETF Portfolios
Supplemental Information (Unaudited)
December 31, 2023

FOREIGN TAX CREDIT

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended December 31, 2023 and December 31, 2022, were as follows:

For Fiscal Year Ended
December 31, 2023	Foreign Taxes Paid	Foreign Source Income
Aggressive Growth ETF Portfolio	$0.0063	$0.0555
Balanced ETF Portfolio	0.0023	0.0234
Conservative ETF Portfolio	0.0013	0.0248
Growth ETF Portfolio	0.0047	0.0407
Moderate Growth ETF Portfolio	0.0028	0.0281
Managed Risk Balanced ETF Portfolio	0.0022	0.0227
Managed Risk Growth ETF Portfolio	0.0032	0.0270
Managed Risk Moderate Growth ETF Portfolio	0.0024	0.0242

For Fiscal Year Ended
December 31, 2022	Foreign Taxes Paid	Foreign Source Income
Aggressive Growth ETF Portfolio	$0.0128	$0.1460
Balanced ETF Portfolio	0.0050	0.0673
Conservative ETF Portfolio	0.0019	0.0359
Growth ETF Portfolio	0.0107	0.1347
Moderate Growth ETF Portfolio	0.0063	0.0840
Managed Risk Balanced ETF Portfolio	0.0080	0.1040
Managed Risk Growth ETF Portfolio	0.0098	0.1185
Managed Risk Moderate Growth ETF Portfolio	0.0048	0.0618

TOPS® ETF Portfolio
Additional Information (Unaudited)
December 31, 2023

ValMark Advisers, Inc. - Adviser to the following:

TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”),	TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”),
TOPS® Balanced ETF Portfolio (“TOPS Balanced”),	TOPS® Managed Risk Growth ETF Portfolio (“TOPS Risk Growth”),
TOPS® Conservative ETF Portfolio (“TOPS Conservative”),	TOPS® Managed Risk Moderate Growth ETF Portfolio, (“TOPS Risk ETF”),
TOPS® Growth ETF Portfolio (“TOPS Growth”), and	TOPS® Managed Risk Flex ETF Portfolio (“TOPS Risk Flex”),
TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate”)	(collectively “TOPS Risk Managed Portfolios” or “TOPS Portfolio”)*
(collectively “TOPS Non-Risk Managed Portfolios” or “TOPS Portfolio”)*	TOPS Global Target Range (“TOPS Target” or “TOPS Portfolio”)*

In connection with the regular meeting held on November 13-14, 2024 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc. (the “Adviser”) and the Trust, with respect to each TOPS Portfolio (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the Adviser was founded in 1997 and had approximately $6.7 billion in assets under management as of July 31, 2023. They acknowledged that the Adviser provided fee based financial planning, consulting, risk management services, and created and managed ETF portfolio programs. The Board reviewed the background information of the key investment professionals servicing the portfolios taking into consideration their education and diverse financial industry experience and noted there were no changes. The Board noted that the Adviser constructed portfolios that were diversified across many asset classes using proprietary technology which considers historical performance, correlations and risks as measured by return volatility of the assets selected. The Board acknowledged that the Adviser set the asset allocation, selected the appropriate ETFs, performed deep dive analysis and monitoring of the underlying investments, oversaw the sub-adviser’s trading of the portfolios, and also monitored and instructed rebalancing of the portfolios back to the relevant target asset allocation when percentages deviated. The Board recognized that the Adviser used a sub-adviser to apply a risk overly strategy to stabilize volatility around each Portfolio’s target volatility level. The Board further noted that the Adviser performed on-going diligence and supervision of the sub-adviser, which included compliance and trading oversight of the TOPS Risk Managed Portfolios and oversight of the trading for the TOPS Non-Risk Managed Portfolios. They discussed that the Adviser’s cybersecurity committee ensured cyber policies, procedures, and protocols were reviewed, up to date, and reported no cybersecurity incidents over the past year. The Board noted that the Adviser delegated trading execution to the sub-adviser but utilized a best execution committee to review executing brokers and monitor execution. The Board also acknowledged that the Adviser had dedicated staff and technological resources to support the programs and the TOPS Portfolios’ compliance requirements. The Board concluded that the Adviser continued to provide a high level of service to the TOPs Portfolios and their respective shareholders.

Performance.

TOPS Aggressive. The Board noted the Fund’s objective of providing capital appreciation and that it received a three-star Morningstar rating. The Board reviewed the performance of the Fund, noting that the Fund underperformed the benchmark index, peer median group and Morningstar category in the one-year, five-year and since inception periods while it underperformed its benchmark in the three-year, but outperformed the peer median group and Morningstar category median. The Board considered that the Adviser attributed underperformance to the Fund’s overweighting in equity and international markets compared to its peer funds. They agreed that the Fund’s performance was consistent with the strategies disclosed in its prospectus.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

TOPS Balanced. The Board reviewed the Fund’s objective, noting that the Fund provided income and capital appreciation. The Board acknowledged that the Fund outperformed the peer group for the one-year, three-year and five-year periods but underperformed the benchmark index and Morningstar category median for the same period. The Board further observed that the Fund underperformed its benchmark, peer group and Morningstar category since inception. The Board considered that the Adviser attributed underperformance to the Fund’s underweighting in equity and overweight in international markets. The Board agreed that the Fund’s performance was consistent with the strategies disclosed in its prospectus.

TOPS Conservative. The Board noted the Fund’s objective of preservation of capital and moderate income and moderate capital appreciation. They further noted that the Fund had received a four-star Morningstar rating. The Board acknowledged that the Fund outperformed its peer group median for the one-year, three-year, and five-year periods. The Board further noted that the Fund outperformed its Morningstar category median for the three-year period. The Board acknowledged that the Fund underperformed its benchmark for all comparison periods. The Board discussed the low standard deviation and solid Sharpe and Sortino ratios versus its peers. The Board also noted the bond portion was shorter in duration which helped the standard deviation, Sharpe, and Sortino metrics. The Board concluded that the Fund was accomplishing its objective and that the Adviser was implementing the strategy as expected.

TOPS Growth. The Board reviewed the Fund’s objective and noted that it sought capital appreciation and received a three-star Morningstar rating. The Board recognized that the Fund underperformed against it benchmark for all periods and that the Fund outperformed its peer group and Morningstar category medians across all periods. The Board agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS Moderate. The Board reviewed the Fund’s objective, noting that it sought capital appreciation and received a three-star Morningstar rating. They noted that the Fund outperformed its Morningstar category and peer group medians for the one-year, three-year and five-year periods. They acknowledged that the Fund underperformed its benchmark for all comparison periods and attributed the underperformance to the Fund’s allocation to value and international rather than growth securities. The Board reviewed the Fund’s risk metrics and noted that the Fund’s Sharpe and Sortino ratios had ranked in the 1st quartile among the Fund’s Morningstar category and peer group over the one-year and three-year periods. The Board concluded that the Fund was accomplishing its objective and that the Adviser was implementing the strategy as expected.

TOPS Risk Balanced. The Board reviewed the Fund’s objective and noted that it sought income and capital appreciation with less volatility than the fixed and equity markets as a whole and received a three-star Morningstar rating. The Board noted that the Fund outperformed its peer group medians for the one-year, three-year, and five-year periods. The Board acknowledged that the Fund underperformed the Morningstar category median for the one-year, five-year and since inception periods. They also considered that the Fund underperformed the benchmark for all periods. They discussed the impact of the Fund’s hedging strategy on performance, which lowers returns but also lowers volatility. The Board agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS Risk Flex. The Board reviewed the Fund’s objective and noted that the Fund sought income and capital appreciation with less volatility than fixed income and equity markets as a whole. They further noted that the Fund received a three-star Morningstar rating. The Board considered the Fund’s performance and acknowledged that the Fund outperformed its Morningstar category and peer group for the one-year and three-year periods but underperformed its benchmark over the same period. They further noted that the Fund underperformed all its comparison groups for the five-year and since inception periods. They discussed that the Fund was in the first or second quartile for Standard Deviation among its peer group and Morningstar category for all periods. The Board concluded that the Fund’s managed risk strategy continued to provide benefits to the Fund’s shareholders.

TOPS Risk Growth. The Board considered the Fund’s objective, noting that the Fund seeks to provide capital appreciation with less volatility than equity markets. They acknowledged that the Portfolio received a two-star Morningstar rating. The Board considered the Fund’s performance, noting that it outperformed its Morningstar category and peer group for the one-year period. The Board noted that the hedge does reduce volatility as seen in the standard deviation, however, the hedge also reduced the return in up markets and did not make up for the reduction in down markets. The Board further explained that this can be seen in the poor Sharpe and Sortino ratios for all periods other than the 3-year which included the down trending year of 2022 when the hedge was beneficial. The Board agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

TOPS Risk ETF. The Board acknowledged the Fund’s objective and noted that the Fund seeks to provide capital appreciation with lower volatility than equity markets. They further noted that the Fund received a three-star Morningstar rating. The Board reviewed the performance of the Fund, noting that the Fund underperformed all comparison groups for the five year and since inception periods. The Board further noted that the Fund outperformed the Morningstar Category median and peer group median for the one-year and three-year periods but underperformed the benchmark. The Board acknowledged that the Sharpe and Sortino ratios are solid for the one, three and five-year periods but since inception the fund has dealt with performance drag attributable to the hedge overlay reduction over the longer time frame. The Board concluded that the Fund was performing as expected according to its prospectus.

TOPS Target. The Board discussed the Fund’s objective and noted the Fund seeks to provide capital appreciation, with a secondary objective of hedging risk. The Board acknowledged the short history of the Fund and that it underperformed the peer group median, Morningstar category, and benchmark over the one-year and since inception periods. The Board noted that half of the Fund was outside the S&P 500 which hurt performance since small cap and International lagged the S&P since inception of the Fund, in addition to the option strategy had lowered performance and not captured upside. The Board concluded that the Fund strategy has been implemented as intended and the Advisor may be retained so a longer time of evaluation may be achieved.

Fees and Expenses.

TOPS Non-Risk Managed Portfolios. The Board reviewed the advisory fee charged to each of the TOPS Non-Risk Managed Portfolios, noting that the Adviser charged 0.10% for advisory services to each Fund. The Board compared the net expense ratio and advisory fee of each to its Morningstar category and peer group and acknowledged that the Fund’s net expense ratio and advisory fee was consistently lower than the comparable groups. The Board concluded that the advisory fee for each of the TOPS Non-Risk Managed Portfolios was not unreasonable.

TOPS Risk Managed Portfolios. The Board reviewed the advisory fee charged to each of the TOPS Risk Managed Portfolios, noting that the Adviser charged 0.30% for the advisory services rendered to each Fund. The Board compared the net expense ratio and advisory fee of each TOPS Risk Managed Portfolio to its Morningstar category and peer group, acknowledging that each Fund had a higher net expense ratio but that the advisory fee and net expenses were more in line with the peer groups. The Board concluded that the advisory fee for each of the TOPS Risk Managed Portfolios was not unreasonable.

Profitability.

TOPS Non-Risk Managed Portfolios. The Board reviewed the profitability analysis provided by the Adviser in connection with the services provided to each Fund. After further discussion, the Board concluded that excessive profitability was not a concern at this time for any TOPS Non-Risk Managed Portfolio.

TOPS Risk Managed Portfolios. The Board reviewed the profitability analysis provided by the Adviser in connection with the services provided to each Fund. They noted that the Adviser indicated that it received a profit in connection with its relationship with each Fund and that the profits were reasonable in terms of actual dollars and as a percentage of revenue. The Board concluded that the Adviser was not realizing an excessive profit from the advisory services provided to any of the TOPS Risk Managed Portfolios.

Economies of Scale. The Board considered whether economies of scale had been realized in connection with the Adviser’s advisory services provided to each of the TOPS Portfolios. The Board acknowledged that the Adviser did not foresee any capacity limitations and that they would continue to monitor for opportunities to implement breakpoints as each Fund’s size increased significantly. The Board concluded that based on each Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that each advisory fee paid by each of the TOPS Portfolios to the Adviser was not unreasonable, and that renewal of the agreement with the Adviser was in the best interests of the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the TOPS Portfolio.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

Milliman Financial Risk Management, LLC - Sub-Adviser to the following:

TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”),	TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”),
TOPS® Balanced ETF Portfolio (“TOPS Balanced”),	TOPS® Managed Risk Growth ETF Portfolio (“TOPS Risk Growth”),
TOPS® Conservative ETF Portfolio (“TOPS Conservative”),	TOPS® Managed Risk Moderate Growth ETF Portfolio, (“TOPS Risk ETF”),
TOPS® Growth ETF Portfolio (“TOPS Growth”), and	TOPS® Managed Risk Flex ETF Portfolio (“TOPS Risk Flex”),
TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate”)	(collectively “TOPS Risk Managed Portfolios” or “TOPS Portfolio”)*
(collectively “TOPS Non-Risk Managed Portfolios” or “TOPS Portfolio”)*	TOPS Global Target Range (“TOPS Target”or “TOPS Portfolio”)*

In connection with the regular meeting held on November 13-14, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Milliman Financial Risk Management (the “Sub-Adviser”) and ValMark Advisers, Inc. (“Adviser”), with respect to each TOPS Portfolio (the “Fund” or “Funds”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that that Sub-Adviser was founded in 1998 and serviced approximately $159 billion in assets for the insurance industry and self-insured organizations. The Board reviewed the background information of the key personnel responsible for servicing the Funds, taking into consideration their education and experience related to trading, risk management, portfolio management, quantitative finance, technology and actuarial services. The Board observed that the Sub-Adviser provided non-discretionary investment advisory trading services to execute trades for the TOPS Non-Risk Managed Portfolios. They also noted that the Sub-Adviser provided research and analysis, and compliance services to implement the managed risk strategy and execute trades to hedge the TOPS Risk Managed Portfolios. The Board observed that the Sub-Adviser sets the trading thresholds in accordance with each portfolio’s investment limitations and other limitations as directed by the adviser into their trading and compliance systems producing post-trade compliance reporting for validation. The Board noted the Sub-Adviser reported no cybersecurity incidents over the past year. The Board further noted that the Sub-Adviser reported no compliance or litigation issues since the last renewal of the Sub-Advisory Agreement.

Performance. The Board reviewed the performance of the TOPS Risk Managed Portfolios, particularly noting the impact of the Sub-Adviser’s hedging strategy. They acknowledged that the Sub-Adviser’s hedging strategy was designed to decrease the impact of volatility on each of the TOPS Risk Managed Portfolios, even if this negatively impacted each Fund’s performance. The Board noted that the Sub-Adviser’s hedging strategy was designed to perform optimally during sustained market declines and would underperform during periods of market growth. They further noted that the Sub-Adviser’s hedging strategy appeared to be functioning as intended. With respect to the TOPS Non-Risk Managed Portfolios, they acknowledged that the Sub-Adviser’s execution services had little impact on performance.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

Fees and Expenses. The Board reviewed the fee arrangement between the Adviser and Sub-Adviser with respect to the TOPS Risk Managed Portfolios and the TOPS Non-Risk Managed Portfolios. They noted that the Sub-Adviser received a modest fixed fee for the execution services provided to the TOPS Non-Risk Managed Portfolios. They reviewed the fee split between the Adviser and the Sub-Adviser with respect to the TOPS Risk Managed Portfolios, noting that the Sub-Adviser received a fee equal to 0.20% of each TOPS Risk Managed Portfolio’s average daily net assets, paid from the Adviser’s fees. They considered the fees the Sub-Adviser charged for the TOPS Risk Managed Portfolios compared to other accounts managed by the Sub-Adviser. After further discussion, the Board concluded that the sub-advisory fee charged with respect to each TOPS Portfolio was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Sub-Adviser with respect to each of the TOPS Portfolios. They noted that the Sub-Adviser realized profits in terms of actual dollars and percentage of revenue in connection with its relationship with the TOPS Portfolios. They further noted that the Sub-Adviser indicated lower profits with respect to the TOPS Non-Risk Managed Portfolios due to economies of scale and existing fee arrangements. The Board concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Board considered whether economies of scale had been achieved by the Sub-Adviser with respect to the management of the TOPS Portfolios. The Board agreed that, with respect to the execution services provided to the TOPS Non-Risk Managed Portfolios, the fees were modest because the services were very limited in scope. With respect to the TOPS Risk Managed Portfolios, the Board concluded that the current fee levels appeared to reflect the sharing of Sub-Adviser efficiencies with the Adviser, which allowed the Adviser to maintain its fees at reasonable levels.

Conclusion. The Board acknowledged the Sub-Adviser’s reputation as a global leader in financial risk management, in addition to the highly technical organization and skillset that supports their operation. They considered the Adviser’s opinion that the quality of the Sub-Adviser’s services was high, viewed them as a valued partner and recommended retention. The Board concluded that the Sub-Adviser was expected to continue providing a high level of quality service to the Portfolios, Adviser, and shareholders. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of the shareholders of each of the TOPS Portfolios.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the TOPS Portfolio.

TOPS® ETF Portfolios
Expense Example (Unaudited)
December 31, 2023

As a shareholder of one or more of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” columns in the tables below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 1	Ratio	7-1-23	12-31-23	Period*	12-31-23	Period*
Aggressive Growth ETF Portfolio	0.21%	$1,000.00	$1,070.10	$1.10	$1,024.15	$1.07
Balanced ETF Portfolio	0.21%	$1,000.00	$1,054.80	$1.09	$1,024.15	$1.07
Conservative ETF Portfolio	0.23%	$1,000.00	$1,047.60	$1.19	$1,024.05	$1.17
Growth ETF Portfolio	0.21%	$1,000.00	$1,066.30	$1.09	$1,024.15	$1.07
Moderate Growth ETF Portfolio	0.21%	$1,000.00	$1,060.70	$1.09	$1,024.15	$1.07
Managed Risk Balanced ETF Portfolio	0.43%	$1,000.00	$1,044.70	$2.22	$1,023.04	$2.19
Managed Risk Growth ETF Portfolio	0.41%	$1,000.00	$1,052.60	$2.12	$1,023.14	$2.09
Managed Risk Moderate Growth ETF Portfolio	0.41%	$1,000.00	$1,049.00	$2.12	$1,023.14	$2.09

TOPS® ETF Portfolios
Expense Example (Unaudited) (Continued)
December 31, 2023

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 2	Ratio	7-1-23	12-31-23	Period*	12-31-23	Period*
Aggressive Growth ETF Portfolio	0.46%	$1,000.00	$1,068.60	$2.40	$1,022.89	$2.35
Balanced ETF Portfolio	0.46%	$1,000.00	$1,052.90	$2.38	$1,022.89	$2.35
Conservative ETF Portfolio	0.48%	$1,000.00	$1,046.10	$2.48	$1,022.79	$2.45
Growth ETF Portfolio	0.46%	$1,000.00	$1,064.80	$2.39	$1,022.89	$2.35
Moderate Growth ETF Portfolio	0.46%	$1,000.00	$1,058.30	$2.39	$1,022.89	$2.35
Managed Risk Balanced ETF Portfolio	0.68%	$1,000.00	$1,044.10	$3.50	$1,021.78	$3.47
Managed Risk Growth ETF Portfolio	0.66%	$1,000.00	$1,050.80	$3.41	$1,021.88	$3.36
Managed Risk Moderate Growth ETF Portfolio	0.66%	$1,000.00	$1,045.70	$3.40	$1,021.88	$3.36

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 3	Ratio	7-1-23	12-31-23	Period *	12-31-23	Period*
Managed Risk Balanced ETF Portfolio	0.78%	$1,000.00	$1,044.50	$4.02	$1,021.27	$3.97
Managed Risk Growth ETF Portfolio	0.76%	$1,000.00	$1,050.10	$3.93	$1,021.37	$3.87
Managed Risk Moderate Growth ETF Portfolio	0.76%	$1,000.00	$1.044.50	$3.92	$1,021.37	$3.87

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 4	Ratio	7-1-23	12-31-23	Period *	12-31-23	Period*
Managed Risk Balanced ETF Portfolio	1.03%	$1,000.00	$1,041.60	$5.30	$1,020.01	$5.24
Managed Risk Growth ETF Portfolio	1.01%	$1,000.00	$1,050.10	$5.22	$1,020.11	$5.14
Managed Risk Moderate Growth ETF Portfolio	1.01%	$1,000.00	$1,045.20	$5.21	$1,020.11	$5.14

TOPS® ETF Portfolios

Expense Example (Unaudited) (Continued)

December 31, 2023

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Investor Class	Ratio	7-1-23	12-31-23	Period*	12-31-23	Period*
Aggressive Growth ETF Portfolio	0.71%	$1,000.00	$1,066.90	$3.70	$1,021.63	$3.62
Balanced ETF Portfolio	0.71%	$1,000.00	$1,052.00	$3.67	$1,021.63	$3.62
Conservative ETF Portfolio	0.73%	$1,000.00	$1,045.10	$3.76	$1,021.53	$3.72
Growth ETF Portfolio	0.71%	$1,000.00	$1,063.50	$3.69	$1,021.63	$3.62
Moderate Growth ETF Portfolio	0.71%	$1,000.00	$1,057.60	$3.68	$1,021.63	$3.62
Managed Risk Balanced ETF Portfolio	0.93%	$1,000.00	$1,036.00	$4.77	$1,020.52	$4.74
Managed Risk Growth ETF Portfolio	0.91%	$1,000.00	$1,051.10	$4.70	$1,020.62	$4.63
Managed Risk Moderate Growth ETF Portfolio	0.91%	$1,000.00	$1,013.60	$4.62	$1,020.62	$4.63

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Service Class	Ratio	7-1-23	12-31-23	Period*	12-31-23	Period*
Aggressive Growth ETF Portfolio	0.51%	$1,000.00	$1,068.60	$2.66	$1,022.63	$2.60
Balanced ETF Portfolio	0.51%	$1,000.00	$1,053.00	$2.64	$1,022.63	$2.60
Conservative ETF Portfolio	0.53%	$1,000.00	$1,046.10	$2.73	$1,022.53	$2.70
Growth ETF Portfolio	0.51%	$1,000.00	$1,064.80	$2.65	$1,022.63	$2.60
Moderate Growth ETF Portfolio	0.51%	$1,000.00	$1,058.70	$2.65	$1,022.63	$2.60

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TOPS® ETF Portfolios
Supplemental Information (Unaudited)
December 31, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLP, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP(since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013);Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012-2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019-present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/23-NLVT-v1

TOPS® ETF Portfolios
Supplemental Information (Unaudited)(Continued)
December 31, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019);Executive Vice President of Gemini Fund Services, LLC (2019-2020) President, Gemini Fund Services, LLC (2012-2019).	N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (since 2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013-2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer since January 2021	Chief Compliance Officer, of the Trust (Since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (Since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President-Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2023, the Trust was comprised of 13 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolios managed by the Adviser. The Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/23-NLVT-v1

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TCM-AR23

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2023 - $98,910

FYE 2022 - $96,030

(b)	Audit-Related Fees

FYE 2023 - None

FYE 2022 - None

(c)	Tax Fees

FYE 2023 - $28,320

FYE 2022 - $27,520

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2023 – None

FYE 2022 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                     2023       2022

Audit-Related Fees:        0.00%    0.00%

Tax Fees:                      0.00%     0.00%

All Other Fees:              0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $98,910

2022 - $96,030

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure Of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/26/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/26/2024

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer